                                                                    EXHIBIT 10.2

                            RIDER ANNEXED TO LEASE
                            DATED OCTOBER 20, 1998
                                BY AND BETWEEN
                     45-18 COURT SQUARE, LIC, AS LANDLORD
                                      AND
          COAXICOM, INC. (DBA COMMUNITY TELEPHONE/COMMUNITY NETWORK),
                                   AS TENANT


Landlord is defined as 45-18 Court Square, LLC, its partners, and successors in interest.

40.  Minimum Annual Rent
     -------------------

     A. Possession of the Demised Premises shall be deemed to have been delivered upon delivery of keys by Landlord to Tenant at the address earlier set forth, the premises to be broom clean and January 1, 1999 or upon substantial completion as hereinafter set forth (hereinafter the "Possession Delivery Date"). Tenant to take occupancy and pay rent as of December 15, 1998. Please see paragraph 92.

     B.   Left Blank Intentionally.

     C. Tenant covenants and agrees to pay to Landlord as Minimum Annual Rent on the first day of each month during the term hereof, the following sums:/1/

          (i) Years 1 through 3 - one hundred forty-one thousand one hundred eighteen dollars ($141,118.00) and no cents payable in equal monthly installments of Eleven thousand seven hundred fifty-nine dollars and ($11,759.83) eighty-three cents per month.

     D.   Rent due for partial month(s) shall be prorated.

     E. The above annual sum shall be paid in equal monthly installments, in advance, on the first day of each month during said term at the office of Owner or at such other place as Owner may designate, without offset or deduction whatsoever.

     F. Tenant shall pay the first month's rent, in the sum of $11,759.83 upon the execution of this lease, the receipt of which is hereby acknowledged. The payment of the first month's' rent will be applied to the first full month following expiration of the abatement period.

/1 To the extent the tenant is not delivered the space (possession) on or-before 2/15/98, the Landlord may grant 1 day free rent for every day possession is not delivered (fully completed) after 12/15/98.

41.  Security Deposit
     ----------------

     Simultaneous with entry into possession of the Demised Premises, Tenant shall deposit with Owner the sum of $23,519.66 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum to which Tenant is in default or for any sum which Owner may expend or may be required by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. Within thirty (30) days after receipt of written notice that Owner has made application of all or any part of the said security deposit, Tenant shall deposit with Owner such additional funds as are necessary to restore the security deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the non-monetary terms, provisions, covenants and conditions of this Lease, the security not required to cure any monetary default or otherwise deducted as a result of the physical condition of the premises shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner.
     Tenant further covenants that, other than in connection with a valid disposition of this Lease in compliance with the terms of Article 64 hereof, it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     Tenant shall, at all times, maintain a rent security deposit equal to two
     (2) month's rent. On each base rent increase date, Owner shall invoice Tenant for, and Tenant shall deposit, such further sums with Owner as are necessary to satisfy this obligation.

42.  Restrictions on Use of the Demised Premises
     -------------------------------------------

     A. Subject to the provisions of this Lease, Tenant shall use the Demised Premises only as offices in accordance with the Certificate of Occupancy and for no other purposes.

     B. Tenant shall not use or permit the use of the Demised Premises or any part thereof in any way that would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purpose or in any unlawful manner or in violation of the Certificate of Occupancy for the Demised Premises or the Building, and Tenant shall not suffer or permit the Demised Premises or any part thereof to be used in any manner or for anything to be done therein or anything to be brought into or be kept therein that, in the judgment of Owner, shall in any way threaten to impair or adversely affect the character, reputation or appearance of the Building, the proper and economical operation of the Building or any systems, facilities or services used to operate or clean all or any part of the Building or the Demised Premises, or the use of any of the areas of the Building by Owner or any of the other Tenants or occupants of the Building. Tenant shall not install or use any equipment that, in the judgment of Landlord, could cause any adverse effect on the Demised Premises, the Building and/or the comfort and convenience of other Tenants and occupants of the Building.

43. Landlord shall construct offices in accordance with layout drawn by _________; Tenant to provide sketch presented to the Milowitz Group on or before 10/30/98, in accordance with the attached sketch, all finishes to building standard and in accordance with Building Codes. Any additions/changes required by Tenant must be agreed to in writing by both parties and shall be Tenant's sole cost to be paid upon written agreement.

     [Document illegible                                          ]

     A. Landlord shall supply and install carpet and base at Landlord's cost. Tenant shall have option of choosing carpet from Landlord's samples.

     B.   Left Blank Intentionally.

     C. Any work performed by Tenant or Tenant's contractors shall be performed in a good and workmanlike manner and shall comply with all rules and regulations of all Governmental Authorities having jurisdiction therein.

          If Tenant is providing build-out of space or makes any alterations to the space, the following paragraphs apply:

     D. Tenant, or any contractor or contractors employed by Tenant, or any other persons who will do work or install equipment for Tenant, shall be fully covered by Workmen's Compensation Insurance, and the Certificate by Tenant or any such contractor or persons as aforesaid. Tenant further covenants, at its own cost and expense, to take out and maintain at all times during the progress of such work and until completion thereof, public liability insurance policies covering Owner in compliance with the limits and such other conditions as set forth in Article 49 hereof, and certificates evidencing the policies shall be delivered to Owner prior to the commencement of any work hereunder.

     E. Tenant's contracts with its contractors and/or other persons who will perform work for the Tenant shall require said persons to look solely to the Tenant for payment and will hold Owner and the Building free from all liens and claims of all persons furnishing labor or materials therefor.

     F. Subject to the provisions of this Article, any and all machinery, equipment and fixtures installed by Tenant, which are not replacements of fixtures either furnished by Owner as part of Owner's work or pre-existing in the Demised Premises at the time of the commencement of this Lease (sometimes herein referred to as "Tenant's Property") shall remain personally, notwithstanding the fact that it may be affixed or attached to the realty, and shall, during the term of this Lease or any extension thereof, belong to and be removable by Tenant, provided that (a) Tenant shall remove said installations prior to the expiration of such term, and shall repair any damage caused by said removal and shall deliver the Demised Premises to Owner in the same, or better condition, as upon the commencement of the term hereof, reasonable wear and tear excepted. Prior to the expiration of the term or sooner termination thereof, Tenant shall at its own cost and expense remove, from the Demised Premises, all of Tenant's property, except such items thereof as Tenant shall have expressly agreed in writing with Owner are to become the property of the Owner and Tenant shall repair any damage to the Demised Premises resulting from such removal. Any Tenant's property remaining in the Demised Premises after termination of this Lease (except such items as Owner and Tenant have expressly agreed in writing are to remain and become the property of Owner) shall be deemed to have been abandoned by Tenant or any sub-Tenant and either may be retained by Owner as its property or may be removed from the premises by Owner at Tenant's expense.

     G. Machinery, fixtures, chattels or equipment, if any, furnished or installed by Tenant, the cost of which is borne by Owner, shall become the property of Owner upon payment therefor by Owner, or reimbursement of Tenant by Owner, as the case may be, and shall not be removed by Tenant. Anything herein contained to the contrary notwithstanding, it is understood and agreed that all structural improvements, all plumbing lines and equipment (other than fixtures), all electrical wiring, conduit and equipment (other than free-standing lighting fixtures), all heating and ventilating installations made by Tenant, whether with or without contribution or reimbursement by Owner, shall forthwith become part of the Building and property of Owner.

          Tenant's failure to comply with any of the items and conditions of this Article will be deemed a default pursuant to Article 17 hereof.

44.  Utilities
     ---------

     A.   Electricity Service
          -------------------

          (1) Landlord shall contract directly with the public utility company for electric service for the Demised Premises. Tenant shall be responsible for the payment of the cost of such electric service. Such electric service may be furnished to Tenant by means of the then existing electrical facilities serving the Premises to the extent that the same are available, suitable and safe for such purposes. Landlord will, prior to the commencement date, install a sub-meter to measure Tenant's electric usage and Tenant shall pay for such electric usage at the rate charged to Landlord by the utility company plus a five percent administrative fee.

          (2) Any additional feeders or risers to be installed to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers shall be, at Landlord's option, installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant (including a connection fee of Three Hundred Fifty Dollars ($350.00) per kilovolt ampere, provided that, in Landlord's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or materially interfere with or disturb other tenants or occupants of the Building. Tenant covenants that, at no time, shall the use of electrical energy in the Premises exceed the capacity of the existing feeders or wiring installations then serving the Premises. Tenant shall not make or perform or permit the making or performance of any alterations to wiring installations or other electrical facilities in or serving the Premises or any additions to the business machines, office equipment or other appliances in the Premises which utilize electrical energy without the prior consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed.

          (3) Landlord shall not be liable to Tenant in any way for any interruption, curtailment or failure, or defect in the supply or character of electricity furnished to the Premises by reason of any requirement, act or omission of Landlord or of any public utility or other company servicing the Building with electricity or for any other reason, except if caused by Landlord's negligence or willful misconduct.

               Landlord reserves the right to estimate electric costs and Tenant specifically agrees to pay estimated costs per submeter which shall be confirmed by an outside source monthly.

45.  Services
     --------

     (1) Cleaning services by Landlord at the additional charges of $1.50 per square foot, to building standards plus actual increases from outside cleaning company. No medical waste shall be removed by Landlord.

     (2) HVAC - Landlord shall install the HVAC system and Landlord shall maintain and repair same during the term of the Lease at the Landlord's sole cost and expense and on the termination of the Lease, Tenant shall deliver the Premises with the HVAC system in working order, free and clear of all liens and encumbrances. Tenant shall pay for electricity for its own cooling, at its sole cost and expense, through the HVAC system.

     (3) Service elevator other than Monday through Friday, 8:00 AM through 4:00 PM, at the rate of $50.00 per hour, subject to 48-hour written notice.

46.  Security Agreements
     -------------------

     A. Tenant covenants and agrees that no security agreement, whether by way of conditional bill of sale, chattel, mortgage or instrument of similar import, shall be placed upon any improvement made by Tenant which is affixed to the realty.

     B. In the event that any of the machinery, fixtures, furniture and equipment installed by Tenant in the Demised Premises are purchased or acquired by Tenant subject to a chattel, mortgage, conditional sale agreement or other title retention or security agreement, Tenant undertakes and agrees (1) that no such chattel, mortgage, conditional sales agreement or other title retention or security agreement or Uniform Commercial Code filing statement shall be permitted to be filed as a lien against the building and real property of which the Demised Premises form a part, and (2) to cause to be inserted in any of the above-described title retention, chattel, mortgage or security agreements the following provision:

          "Notwithstanding anything to the contrary herein, this chattel, mortgage, conditional sale agreement, title retention agreement or security agreement shall not create or be filed as a lien against the land, building and improvements comprising the real property in which the goods, machinery, equipment, appliances or other personal property covered hereby are to be located or installed."

     C. If any such lien or UCC financing statement, based on an agreement as above described, is filed against the building and improvements, of which the Demised

          Premises form a part, Tenant will, upon at least ten (10) days' prior written notice thereof from Owner, cause such lien or notice to be removed or discharged at Tenant's cost and expense, and Tenant's failure ' to do so shall constitute a breach of a material provision of this Lease.

47.  Mechanic's Liens
     ----------------

     A. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien upon the reversion of Owner, the Premises herein Demised or Owner's building and improvements, it being agreed that should Tenant cause any alterations, changes, additional improvements or repairs to be made to the Demised Premises, or material furnished or labor performed therein or thereon, neither Owner for the Demise Premises shall, under any circumstances, be liable for the payment of any expenses incurred or for the value of any such work done or material furnished to the Demised Premises or any part thereof, but all such alterations, changes, additions, improvements and repairs and materials and labor shall be at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers, and materialmen furnishing labor and material to said premises and building, or any part thereof, for or on behalf of Tenant.

     B. Tenant shall not suffer or permit any mechanic's liens to be filed against the fee ownership of the Demised Premises nor against Tenant's leasehold interest in said premises, by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or to any occupant of the Demised Premises. If any such mechanic's lien shall at any time be filed against the Demised Premises or the building and improvements thereon, Tenant shall, at its own cost and expense, cause the same to be canceled and discharged of record by surety bond or appropriate cash deposit within thirty
          (30) days after the date of filing the same and notice thereof to Tenant, and Tenant shall indemnify and save harmless Owner from and against any and all costs, expenses, claims, losses or damages resulting therefrom or by reasons thereof.

     C. Tenant shall also defend on behalf of Owner, at Tenant's sole cost and expense, any action, suit or proceedings which may be brought thereon or for the enforcement of such liens or orders, and Tenant shall pay any damages and satisfy and discharge any judgment entered thereon and save harmless Owner from any claim or damage resulting therefrom.

     D. If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Owner, Owner may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding, and in any such event, Owner shall be entitled, if Owner so elects, to compel the prosecution of an action for the foreclosure of such mechanic's lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor, with interest, costs and allowances.

     E. Any amount paid by Owner for any of the aforesaid charges and all reasonable legal and other expenses of Owner, including reasonable counsel fees, in defending any such action in procuring the discharge of said lien, with all necessary disbursements in connection therewith, with interest thereon at the then legal rate of imputed interest from the date of payment, shall be repaid within a period of twenty (20) days after written demand therefor by Owner to Tenant, and may be treated as Additional Rent payable with the next installment of Annual Basic Rent.

     F. Prior to the commencement of any work in the Demised Premises by any general contractor employed by Tenant or by any sub-contractors employed by such general contractor, or sub-contractors employed by Tenant, Tenant shall:

          (1) furnish Owner with Tenant's written statement setting forth the name and business address of the Tenant's general contractor or sub-contractors employed by Tenant;

          (2) obtain and furnish to Owner a written list of all sub-contractors employed or to be employed by Tenant's general contractor and certified by the general contractor.

48.  Owner's Exculpation/No Recourse
     -------------------------------

     If the Owner or any successor-in-interest be an individual, joint venture, tenancy-in-common, co-partnership, unincorporated association, limited partnership or other unincorporated group of individuals, or a corporation (all of which are referred to below, individually, and collectively, as an "Owner Entity"), then, anything herein to the contrary notwithstanding, Tenant shall look solely to the interest of such Owner Entity in the building in satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Owner, in the event of any default or breach by Owner with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of such Owner Entity or any member thereof, shall be subject to levy, execution or, other enforcement procedure for the satisfaction of Tenant's remedies.

49.  Parties' Certificates
     ---------------------

     The Parties each shall, without charge at any time, and from time to time, within ten (10) days after request by the other, certify to any mortgagee, proposed assignee of any mortgagee, or proposed purchaser or any other person, firm or corporation specified by the requesting party:

     a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

     b) Whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of the Tenant to be performed or complied with (and, if so, specifying the same); and

     c) The dates, if any, to which the rental and other charges hereunder have been paid in advance.

50.  Liability Insurance and Indemnification
     ---------------------------------------

     A.   During the term hereof, Tenant shall, at its own cost and expense:

          (1) Obtain, maintain and keep in force, for the benefit of Owner, Managing Agent and Tenant, comprehensive general liability insurance covering the risks in the limits set forth below, on or about the Demised Premises (which shall include Tenant's signs, if any):

               a)   Bodily Injury:

                    Each person           $1,000,000.00
                    Each Occurrence       $1,000,000.00

               b)   Property Damage:

                    Each Occurrence       $  500,000.00

               c) Completed operations and contractual liability with the same bodily injury and property damage limits stated in (a) and
                    (b) above.

               d) Fire and extended coverage for Tenant's fixtures, alterations and inventory in an amount adequate to cover the cost of replacement, but not less than $100,000.00.

     B. Owner and its managing agent, Et-Al Management Corp., shall be named as an additional insured in said policies, as their interests may appear, and shall be protected against all liability occasioned by an occurrence insured against. All said policies of insurance shall be issued by insurance companies reasonably satisfactory to Owner and which are authorized to do business in the State of New York. Tenant shall deliver to Owner the policies of insurance, together with evidence of the payment of premiums thereon within ten (10) days of taking occupancy of the

          Demised Premises and furnish to Owner at least twenty (20) days prior to the expiration of any such policies, a new policy, with evidence of the payment or premiums thereon. The parties hereto agree that the payment of said premiums may be financed, as long as same are made and kept current. Said policies shall also provide that the insurer will give Owner at least thirty (30) days' prior written notice of cancellation of said policy.

     C. Notwithstanding the limits of insurance specified in this Article, Tenant agrees to indemnify Owner, its agents, servants and employees against all damage, loss or liability resulting from any of the risks referred to in this Article. Such indemnification shall operate whether or not Tenant has placed and maintained the insurance specified in this Article and whether or not such proceeds from such insurance actually are collectible from one or more of the insurance companies; provided, however, that Tenant shall be relieved of its obligations of indemnity herein Pro Tanto of the amount actually recovered from one or more of the insurance companies by reason of injury or damage to, or loss sustained on the Premises.

     D. Tenant shall pay all premiums and charges for all of said policies, and if Tenant shall fail to make any payment when due or carry any such policy, Owner may, but shall not be obligated to, make such payment or carry such policy, and the amount paid by Owner, with interest thereon, shall be repaid to Owner by Tenant on demand, and all such amounts so repayable, together with such interest, shall be considered as Additional Rent payable hereunder for the collection of which Owner shall have all of the remedies herein or by law provided for the collection of rent. Payment by Owner of any such premium or the carrying by Owner of any such policy, shall not be deemed to waive or release the default of Tenant with respect thereto.

          Tenant must provide evidence of coverages prior to taking occupancy of leased space.

     E. Tenant acknowledges that Owner will not carry insurance of any kind on Tenant's furniture, furnishings, finishes, or wall coverings and/or fixtures, equipment, and improvements, and agrees that Owner shall not be obligated to repair any damage thereto or to replace the same.

     F. Landlord will maintain same type of liability insurance for all public spaces in building and will indemnify and defend Tenant for events which occur in the buildings common space due to Landlord/Owner's negligence.

51.  Tenant's Conduct of Business
     ----------------------------

     Tenant covenants and agrees:

          A. To do all things necessary to keep the Demised Premises clean, orderly and neat at all times, and to prevent odors, all at Tenant's sole cost and expense, and to conduct its business in a proper manner.

          B. That Tenant shall conduct its operations in the Demised Premises in an orderly and proper manner so as not to annoy, disturb or be offensive to others.

          C. That Tenant shall not, at any time, discharge into the plumbing, sewage or drainage system, any waste materials which will result in the creation of a blockage in said system or otherwise adversely affect the proper and clean maintenance and operation thereof.

          D. That Tenant, at its sole cost and expense, shall provide regular exterminating and pest control services using Landlord's exterminator in the Demised Premises at regular intervals, in order to prevent the occurrence of any vermin in or about the Demised Premises.

52.  Adjustment of Rent for Increases in Real Estate Tax
     ---------------------------------------------------

     See Paragraph 83.

53.  Assignment and Sub-letting Provisions
     -------------------------------------

     Tenant may not assign this Lease under any circumstances without the prior written consent of Owner, which consent may be withheld for any reason or for no reason whatsoever.

54.  Rent Arrears, Etc.  Supplementing Article 25 of the printed form of lease:
     ------------------

          A. Owner, at Owner's option, shall have the right, when Tenant is in default in the payment of Fixed Rent or Additional Rent, to demand payment by certified, bank or teller's check, or by postal money order.

          B. In the event that any payment under this Lease shall be made in the form of a check from any person, firm or corporation other than the person, firm or corporation named in this Lease, the acceptance of same by Owner shall not, under any circumstances, be deemed recognition of a sub-letting or any assignment of this Lease, regardless of the number of times that such payment shall be made by such other person, firm or corporation.

          C. Late Charge. If Tenant shall fail to pay all or any part of any installment of Fixed Rent or Additional Rent for more than ten
               (10) days after the same shall have become due and payable (including the dishonor of a payment made by check, even if such check was tendered in a timely manner), Tenant shall pay as Additional Rent hereunder to Owner a late charge of six (6) cents for each dollar of the amount of such Fixed Rent or Additional Rent which shall not have been paid to Owner within said ten (10) day period, in addition to any other right or remedy available due to such late payment.

          D. In the event that any check paid by or for the benefit of Tenant to Owner is dishonored, Tenant shall pay Owner as Additional Rent hereunder a charge of One Hundred Dollars ($100.00) in addition to any other late charge or right or remedy available due to such dishonored payment.

55.  Additional Rent
     ---------------

     A. All payments, other than Minimum Annual Rent required to be made by Tenant pursuant to this Lease (including, but not limited to, escalation charges, and any and all damages, interest, costs, fees and expenses caused by Tenant's default) shall be deemed additional rent and, in the event of any non-payment thereof, Owner shall have all rights and remedies provided for herein and by law for non-payment of Minimum Annual Rent in addition to whatever other remedies may be available to Owner.

     B. Unless expressly provided otherwise in this Lease, the amount shown as due to Owner (or Owner's agent) in all bills, invoices and statements to Tenant shall be due and payable by Tenant upon receipt without further demand. Any delay or failure of Owner or its agent to prepare and deliver any bill, statement or invoice shall not constitute a waiver of the right to collect any payment which may have become due during the term of this Lease, including without limitation, retroactive payments for any and all amounts unbilled.

     C. All payments of Minimum Annual Rent and additional rent pursuant to this Lease shall be made by Tenant with checks drawn upon a New York City bank. If Owner receives from Tenant any payment less than the full amount of the Minimum Annual Rent and additional rent then due and owing, Tenant hereby waives its right, if any, to designate the items to which such payment shall be applied and agrees that Owner, in its sole discretion, may apply such payment in whole or in part to any Minimum Annual Rent, any additional rent or to any combination thereof then due and payable hereunder.

     D. The losing party in any action or proceeding between Owner and Tenant shall pay the reasonable attorneys' fees, costs and disbursements of the prevailing party for such action or proceeding upon the assignment thereof by the Court or on demand.

          If a default of Tenant causes Owner to prosecute or defend an action or proceeding with a third party, Tenant shall pay the reasonable attorneys' fees, costs and disbursements of Owner for such action or proceeding on demand. If Owner suffers, pays or incurs any damages, losses, fees or expenses (including without limitation, reasonable attorneys' fees and disbursements) due to a default, act, omission or request of Tenant, Tenant shall pay the total amount thereof to Owner on demand.

     E. If all rent is not paid in full and actually received by Owner within fifteen (15) days after it is due and payable hereunder, Tenant shall pay Owner a late fee of 2% per month as additional rent. However, if the collection of such late fee at the rate specified herein would be usurious or otherwise unenforceable, interest on late payments shall accrue at the highest enforceable rate.

     F. References in this Lease to "rent," "Rent," "rents," "Rents," "rental," "Rental," "rentals" and "Rentals" shall mean and include Minimum Annual Rent and additional rent. The Minimum Annual Rent is the minimum rental due and payable without prior demand, offset or deduction. No decrease in any additional rent for any period shall yield an offset or deduction in any other rental or for any other period. References in this Lease to Tenant being "in default" and/or Tenant's "breach" or "default" shall mean and include each and every default, breach, misfeasance, nonfeasance, non-payment, or any other failure of Tenant to perform any of its obligations hereunder. If Owner gives notice of default and Tenant seeks declaratory relief and Tenant's time to cure is extended pending the outcome of such declaratory judgment action, Tenant shall be deemed to be "in default" under this Lease during the pendency of such action for the purposes of those rights that are exercisable by Tenant only if it is not "in default." All of Tenant's obligations to pay rent, to indemnify Owner and to obtain insurance shall survive the expiration of the term or sooner termination of this Lease.

     G. Owner's managing agent, Et-Al Management Corp., may give notices, demands, invoices, statements and/or bills to Tenant in Owner's behalf; any such notice, statement, invoice, demand or bill shall be deemed to have been given by Owner.

     H. The provisions of this Article shall supplement (not limit) other provisions of this Lease pertaining to the same matters as this Article and related matters.

56.  Owner's Right of Entry
     ----------------------

     A. Tenant shall permit Owner to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wiring in, to and through the Demised Premises, as and to the extent that Owner may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the building of which the Demised Premises are a part. All such work shall be done, so far as practicable, in such manner as to avoid interference with Tenant's use of the Demised Premises, and as expeditiously as possible. The liability of Owner, if any, under this Article shall be limited to the prompt repair, at the sole cost and expense of Owner, of any damage caused to the Demised Premises by the Owner in the course of doing work under this paragraph.

     B. Upon providing forty-eight (48) hours advance written notice, Owner, or its agents or assignees, shall have the right to enter the Demised Premises during business hours for the purpose of making such repairs or alterations as Owner shall be required or shall have the right to make by the provision of this Lease. Owner shall attempt to do all such work at a time, and in a manner, that will not unreasonably inconvenience Tenant, significantly diminish Tenant's floor area or significantly disrupt Tenant's architectural layout. Owner shall be allowed to take all material into and upon the Demised Premises that may be required for repairs or alterations, without constituting an eviction of Tenant, in whole or in part, so long as any repair work by Owner is diligently prosecuted to completion. Owner shall also have the right, without prior written notice, to enter the Demised Premises at such other times as such entry may be required by circumstances of emergency affecting the Demised Premises or the building containing the same. In addition, Owner, or its agents or assignees, shall have the right to enter the Demised Premises upon providing twenty-four
          (24) hours' prior written notice during business hours for the purpose of inspecting the general condition and state of repair of the Premises and the showing of the Premises to any prospective purchaser or mortgagee, such entry and inspection to be conducted in a manner calculated to not unreasonably interfere with the operation of Tenant's business or its customers.

     C. The rights granted to Owner by the terms of this Article shall be deemed supplementary to the provisions set forth in Article 13 of the printed portion of this Lease.

57.  Suspension of Services
     ----------------------

     Anything in this Lease to the contrary notwithstanding, Owner reserves the right to suspend the service of any utilities, when necessary by reason of accident or of repairs, alterations or improvements necessary to be made in the Demised Premises or the building of which it is a part, until such repairs, alterations or improvements shall have been completed, and Owner shall have no responsibility or liability for such suspension of services, provided Owner proceeds with diligence and continuity to complete such repairs, alterations or improvements and uses its best efforts to restore such services as soon as practicable. The foregoing shall not be deemed to impose upon Owner any obligations for the furnishing of any service, maintenance or repair other than is specifically set forth in this Lease. Owner will provide 72 hours advance notice of any planned service suspension which is for regular maintenance purposes. No notice shall be required for emergency suspension of service resulting from an accident or other unanticipated event.

58.  Condemnation
     ------------

     A. If the whole of the Demised Premises shall be taken under the power of eminent domain of any public or private authority, then this Lease and the term thereof shall cease and terminate, as of the date of such taking and any unearned rent or other charges, if any, paid in advance, shall be refunded to Tenant.

     B. In the event that only a portion of the Demised Premises shall be taken under the power of eminent domain by any public or private authority, then this Lease and the term thereof shall continue in full force and effect, at option of either the Owner or the Tenant, provided, however, that Owner shall, at its expense forthwith restore what may remain of the Demised Premises to substantially the same condition as prior to the condemnation. There shall be a pro rata abatement of basic rent hereunder to the extent that the amount of floor space so taken compares to the amount of floor space prior to such condemnation, to compensate Tenant for its loss of use of such portion of the Demised Premises. The minimum rent reserved herein, and any other charges payable to Tenant hereunder, shall be suspended (provided Tenant is not then using the Demised Premises) for the period from the date of the taking until the remainder of the Demised Premises shall have been restored as aforesaid.

     C. Tenant shall not be entitled to any award for the loss of or loss in value of the leasehold, but only to an award for loss of or damage to its fixtures and/or equipment and to moving expenses, all to the extent allowed and solely in the event that such allowance does not, in any way, diminish the award to Owner. The respective damages to which Owner and Tenant are entitled by reason of any such taking shall be fixed and paid, respectively, to Owner and Tenant, as their interests appear, and in no event shall there be a merger of interest.

     D. Within fifteen (15) days after Owner receives written notice of any such taking or intention to take under power of eminent domain, Owner shall forward a copy thereof to Tenant.

59.  Damage or Destruction
     ---------------------

     A. If the Demised Premises shall be partially damaged by fire or other casualty, the damaged portions of the Demised Premises (but not Tenant's trade fixtures or personal property) shall be repaired by and at the expense of Owner (unless such fire or casualty resulted, in whole or in part, from any act or omission, whether negligent or otherwise, of Tenant or his agents, servants, contractors, employees, invitees, or assigns, in which case such repairs shall be at the cost and expense of Tenant), and the rent until such repairs shall be made shall be apportioned according to the part of the Demised Premises which is usable by Tenant. If Tenant shall have paid rent in advance, Owner shall repay to Tenant an amount equal to that portion of rent so paid in advance, payment of which is abated.

     B. If the Demised Premises are totally damaged or are rendered wholly untenantable by fire or other casualty, Owner shall, within sixty (60) days after such fire or other casualty, give Tenant written notice of Owner's election whether:

          1) To terminate this Lease and thereupon the term of this Lease shall expire by lapse of time upon the third (3rd) day after such notice is given, and Tenant shall vacate the Demised Premises and surrender the same to Owner. If Tenant shall not be in default under this Lease, or if any monetary default existing at the time of the giving of such a notice is cured in full within three (3) days after delivery of said notice, then upon the termination of this Lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent accruing subsequent to the fire or casualty shall cease and be apportioned as of the day following such fire or casualty, or

          2) To restore or rebuild the Demised Premises in character, layout, area and equipment (but not Tenant's trade fixtures or personal property) substantially equal to the premises damaged or destroyed immediately prior to such damage or destruction, and it is agreed that in such event, this Lease shall continue in full force and effect, but the rent, the additional rent, and all other payments and obligations of Tenant shall abate as of the date of such fire or other casualty, until the Demised Premises shall have been fully and completely restored or rebuilt by Owner and possession thereof shall have been delivered to Tenant.

               Should Owner elect to send Tenant written notice under subparagraph (1) of this Article 56B, and thereafter, within one
               (1) year of the giving of such notice, act nevertheless to restore or rebuild the Demised Premises in character, layout, area and equipment (but not Tenant's trade fixtures or personal property) substantially equal to the premises damaged or destroyed immediately prior to such damage or destruction, then and in such event, Owner agrees to give Tenant a thirty (30) day unilateral option to be exercised by Tenant in the method and manner otherwise set forth in this Lease, to resume occupancy for the remaining balance of the original lease term under all of the other terms and conditions set forth in this Lease.

     C. Owner shall not be liable for reasonable delay under the foregoing subparagraphs A or B if such delay arises by reason of adjustment of insurance on the part of Owner and/or Tenant or the reasonable delay on account of any cause beyond the control of Owner or contractors employed by Owner, including, but not limited to strikes, labor disputes and shortages of material.

     D. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and of any law now in force or hereafter enacted which, in substance, provides for termination of a lease of real property by reason of destruction or untenantability of the Premises demised thereunder caused by fire or other casualty and agrees that the provisions of this Article 57 shall govern and control in lieu of any such provisions of law.

60.  Signs
     -----

     A. Tenant shall not, without Owner's prior written consent, place or install any sign on the exterior of the Demised Premises, or the building of which it is a part, or on the inner or outer faces of the windows or doors of the Demised Premises. Tenant shall be permitted to install and maintain, at its own cost and expense, an exterior sign, provided the same receives the prior approval of Owner as to dimensions, shape, design, size, color, wording, material of composition and location. Tenant agrees that any exterior sign approved by Owner shall not be installed until all approvals and permits are first obtained by Tenant from governmental agencies having jurisdiction thereover and that all fees payable in connection with such installation, maintenance and permits shall be paid by Tenant.

     B. Tenant shall not place in the window's or in any display or other area visible to public view from the outside of the Demised Premises any flashing, blinking or animated sign or one which otherwise has variations in the intensity of illumination without first obtaining Owner's prior written approval.

     C. Tenant shall not, after having obtained the approval of Owner, change or alter any sign in any respect whatsoever, including but not limited to size, material of composition or location, without first obtaining the prior written approval of Owner, except that Tenant may change the phraseology in a sign previously approved by Owner without additional approval.

     D. In the event that Owner shall deem it necessary to remove any sign of Tenant in order to make any repairs, alterations or improvements in, to or upon the Demised Premises, or the building of which it is a part, Owner shall have the right to do so, provided the same be removed and replaced at Owner's expense, promptly upon completion of such repair, alteration or improvements.

61.  Replacement of Plate Glass
     --------------------------

     Tenant shall, at its own cost and expense, replace any and all plate or other glass damaged or broken from any cause whatsoever in and about the Demised Premises. Tenant shall, at its own cost and expense, either insure and keep insured all such glass in stock companies authorized to do business in the State of New York, naming the Owner as a party insured thereunder, or may act as a self-insurer for plate glass.

62.  Holdover by Tenant
     ------------------

     Tenant will have no right to remain in possession of all or any part of the Demised Premises after the expiration of the term. If Tenant remains in possession of all or any part of the Demised Premises after the end of said term, with the express or implied consent of Owner: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Owner upon the earlier of thirty (30) days' prior written notice or the earliest date permitted by law. In such event, monthly rent (the reasonable value of use and occupancy) will be increased to an amount equal to one-half (1/2) of the sum of the Minimum Annual Rent plus all additional rentals payable during the last year of the term, and any other sums due for additional rent under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition and covenant contained in this Lease. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver or any right of Owner to collect damages for Tenant's failure to vacate the Demised Premises after the expiration or sooner termination of this Lease. The provisions of this Article shall survive the expiration or sooner termination of this Lease. In the event a renewal lease is executed by all parties within ninety (90) days of the expiration date and all rent has been paid timely, the rent will be adjusted retroactively to the renewal rate.

63.  Broker
     ------

     Tenant and Owner covenant, warrant and represent to each other that neither has had any dealings with any real estate broker, agent or finder in consummating the Lease other than Aegis Realty, Equis, and Sholom & Zuckerbrot and that no conversation or prior negotiations were had with any individual or entity other than Aegis Realty, Equis, and Sholom & Zuckerbrot concerning the renting of the Demised Premises. In reliance upon such representation, Owner agrees to pay any commission due to Aegis Realty, Equis, Sholom & Zuckerbrot. The parties agree to hold each other harmless from and against any claims for brokerage commissions arising out of any conversation of negotiations had by the Tenant with any other broker./2/

__________________

/2/  Based on conversation w/ Alan Zaretsky, he has agreed to split the Broker
 -   Commission equally amongst the above names brokers. Additionally Mr.
     Zaretsky agreed to give [ document illegible                              ]
     ---------------------------------------------------------------------------

64.  Subordination and Attornment
     ----------------------------

     A. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all mortgages and building loan agreements, including without limitation, mortgages and building loan agreements and leasehold mortgages which may now or hereafter affect the Land and/or the Building and/or any of such Leases, whether or not such mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages and/or building loan agreements, and to all renewals, modifications, replacements, assignments, and extensions of such Leases, building loan agreements, mortgages and spreaders and consolidations of such mortgages. This Article shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly, at its sole cost and expense, execute and deliver any instrument in recordable form that Owner, the lessor of any such Lease or the holder of any such mortgage or any of their respective assigns or successors in interest may reasonably request evidence such subordination and the Tenant hereby constitutes and appoints Owner the attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant in the event Tenant fails to execute such instrument within ten (10) days following delivery of written request therefor. The Leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article, are hereinafter sometimes called "Superior Leases" and the mortgages to which this Lease is, at the time referred to, subject and subordinate, are hereinafter called "Superior Mortgages" and the Lessor of a Superior Lease or its successor in interest at the time referred to is sometimes hereinafter called a "Lessor" and the holder of a Superior Mortgage or its successor in interest at the time referred to is sometimes hereinafter called a "Holder." This provision supplements Article 7 of this Lease.

     B. In the event of any act or omission of Owner which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right (1) until it has given written notice of such act or omission to the holder of each Superior Mortgage of record as of the date of the execution of this Lease, or of which Owner has given Tenant written notice, and (2) unless such act or omission shall be one which is not capable of being remedied by Owner or such Holder within a reasonable period of time, until reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Holder shall have become entitled under such Superior Mortgage to remedy the same (which reasonable period shall in no event be less than the period to which Owner would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Holder shall, with due diligence give Tenant written notice of its intention to, and commence and continue to, remedy such act or omission. As of the date hereof, the parties entitled to receive notice under this Paragraph 63C are as follows:

          45-18 Court Square LLC and 45-18 Equity, at
          60 Morrow Avenue
          Scarsdale, NY 10583

          In the event of any changes, notification will be given to tenant.

     C. If the fee owner of the building which includes the Demised Premises, or the Holder of a Superior Mortgage, shall succeed to the rights of Owner under this Lease, whether through possession or foreclosure action or through termination for any reason of the leasehold estate covering the building which includes the Demised Premises or by delivery of a new lease or deed, then, at the request of such party so succeeding to Owner's rights (herein sometimes called "Successor Owner") and upon such Successor Owner's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Owner as Tenant's Landlord under this Lease. The foregoing provisions shall inure to the benefit of any such Successor Owner, and shall be self-operative upon any such demand, without requiring any further instrument to give effect to said provisions. Tenant, however, upon demand of any such Successor Owner, agrees to execute, from time to time, an instrument in confirmation of such attornment which is satisfactory to such Successor Landlord. Upon such attornment, this Lease shall continue in full force and effect for the remainder of the term originally demised under this Lease, as or as if it were a direct lease between the Successor Owner and Tenant upon all of the terms, covenants, conditions, agreements and provisions, as are set forth in this Lease, except that the Successor Owner shall not:

          1) be subject to any offset not expressly provided for in this Lease.

          2) be bound by any previous modification of this Lease not expressly provided for in this Lease, or by any previous pre-payment of more than one month's rent, unless such modification or prepayment shall have been expressly approved in writing by the Successor Owner through or by reason of which the Successor Landlord shall have succeeded to the rights of Owner under this lease.

     D. Owner covenants and represents that it knows of no outstanding lawsuits, claims or judgments affecting or limiting Owner's right or authority to perform under this lease.

65.  Left Blank Intentionally
     ------------------------

66.  Modification - Financing
     ------------------------

     If, in connection with Owner's obtaining financing for the Real Property or any portion thereof, a bank, insurance company or other lending institution shall request reasonable modifications of this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created or otherwise and adversely affect Tenant's rights hereunder.

67.  Conditional Limitation
     ----------------------

     In the event that in any twelve (12) month period (A) a non-monetary default of the kind set forth in Article 17(l) shall have occurred or (B) Tenant shall have defaulted in the prompt payment of Minimum Annual Rent or Additional Rent, or any part of either, and Owner shall have commenced a summary proceeding to dispossess Tenant in each such instance, then, notwithstanding that such defaults may have been cured at any time after the commencement of such summary proceeding, any two (2) further defaults by Tenant within the ensuing twenty-four (24) month period shall be deemed to be a violation of a substantial obligation of this Lease by Tenant and Owner may serve a written three (3) days' notice of cancellation of this Lease upon Tenant and, upon the expiration of said three (3) days, this Lease and the term shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term and Tenant shall then quit and surrender the Demised Premises to Owner, but Tenant shall remain liable as elsewhere provided in this Lease. Tenant's payment of Minimum Annual Rent and/or Additional Rent shall be considered "prompt" if received by Owner within ten (10) days of the date that same is due.

68.  Bankruptcy
     ----------

     Without limiting any of the provisions of Article 16, 17 or 18 hereof, if pursuant to the Bankruptcy Code of 1978 and the Bankruptcy Code of 1986, as the same may be amended, Tenant is permitted to assign this Lease in disregard of the restrictions contained in Article 11 or any other provision of this Lease. Tenant agrees that adequate assurance of future performance by the assignee permitted under such Code shall mean deposit of cash security with Owner in an amount equal to the sum of one year's Minimum Base Rent then reserved hereunder plus an amount equal to all additional rent payable under the provisions of this Lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Owner, without interest, for the balance of the term of this Lease as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed. If Tenant receives or is to receive any valuable consideration for such an assignment of this Lease, such consideration, after deducting therefrom (A) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (B) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's property in the demised premises, shall be and become the sole and exclusive property of Owner and shall be paid over to Owner directly by such assignee. In addition, adequate assurance shall mean that any such assignee of this Lease shall have a net worth, exclusive of good will, equal to at least fifteen (15) times the aggregate of the Minimum Annual Rent reserved hereunder plus all additional rent for the preceding calendar year as aforesaid.

69.  Hazardous Materials
     -------------------

     A. For purposes of this Lease, "hazardous materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation, substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. #9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. #1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. #6901-6987; or any other similar laws (collectively, "hazardous materials laws").

     B. Tenant will not cause or permit the storage, use, generation, or disposition of any hazardous materials in, on, or about the demised premises or the Building by Tenant, its agents, employees or contractors. Tenant will not permit the Demised Premises to be used or operated in a manner that may cause the Demised Premises or the Building to be contaminated by any hazardous materials in violation of any hazardous materials laws. Tenant will immediately advise Owner in writing of (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any hazardous materials laws relating to any hazardous materials affecting the Demised Premises; and (2) all claims made or threatened by any third party against Tenant, Owner, or the Demised Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any hazardous materials on or about the Demised Premises. Without Owner's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any hazardous materials in, on or about the Demised Premises.

     C. Tenant will be solely responsible for and will defend, indemnify and hold Owner, its agents and employees, harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article, including, but not limited to, the removal, cleanup and restoration work and materials necessary to return the Demised Premises and any other property of whatever nature located on the Building to their condition existing prior to the appearance of Tenant's hazardous materials on the Demised Premises. Tenant's obligations under this Article will survive the expiration or other termination of this Lease.

70.  Left Blank Intentionally
     ------------------------

71.  Occupancy Prior to Commencement Date
     ------------------------------------

     In the event that Owner permits Tenant to occupy the Demised Premises prior to the commencement date, such occupancy shall be upon all of the terms and conditions contained in this Lease except that Tenant shall pay a pro-rated rent for the period to the commencement date and shall be responsible for all other charges provided for under the Lease.

72.  Waste Removal, Etc.
     -------------------

     Tenant shall, at its own cost and expense, promptly dispose of all garbage, ashes and waste arising from the conduct of its business in the Demised Premises at such times and in such manner so as to avoid any obnoxious or offensive smells or odors therefrom or otherwise materially interfering with the comfort and quiet enjoyment of the other occupants of the building. Tenant further covenants and agrees, at the Tenant's own cost and expense, to keep the drain waste and connections with mains free from obstruction to the reasonable satisfaction of the Landlord, its agents and all authorities having jurisdiction thereof. Tenant further covenants and agrees that Tenant will, at Tenant's own cost and expense, keep and maintain the interior in good order and repair. (See paragraph 45(i) of Rider).

73. Irrespective of the place of execution or performance, this agreement shall be governed by and construed in accordance with the laws of the State of New York. This agreement shall be construed without regard to any presumption or other rules requiring construction against the party causing this agreement to be drafted. If any words or phrases in this agreement shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this agreement shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this agreement and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. All terms and words used in this agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender, as the context may require.

74.  Left Blank Intentionally
     ------------------------

75.  Notice of Owner's Default
     -------------------------

     In the event of any alleged default in the obligation of Owner under this Lease, Tenant will deliver to Owner written notice listing the reasons for Owner's default and Owner will have thirty (30) days following receipt of such notice to cure such alleged default or, in the event that the alleged default cannot reasonably be cured within a thirty (30) day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Owner will be sent to any holder of a mortgage or other superior lien on the Building or this Lease of which Tenant has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

76.  Modifications Requested by Mortgagee
     ------------------------------------

     If any actual or prospective holder of a fee or mortgage interest in the Building, the improvements thereon, the land thereunder or any leasehold interest in either, requires the modification of this Lease in such manner as does not materially lessen Tenant's rights or increase its obligations hereunder, Tenant shall not withhold or delay its consent to such modification and shall execute and deliver such confirming documents therefor as such holder requires.

77.  Conflict Between Rider and Printed Lease
     ----------------------------------------

     If and to the extent that any of the provisions of any Rider to this Lease conflict or are otherwise inconsistent with any of the printed provisions of this Lease, whether or not such inconsistency is expressly noted in the Rider, the provisions of the Rider shall prevail. The description of a particular right or remedy of Owner shall not be deemed exclusive or otherwise limit, waive or impair Owner's resort to any or all other rights and remedies available. The terms "Owner" and "Landlord" whenever used in this Lease shall have the same meaning. The meaning and effect of this Lease shall not be determined subject to any presumption against Owner as drafter. The doctrine of "ejusdem generis" shall not be applied to limit a general description to the same class or category of things or matters contained in the list (or specific description) which the general description follows or otherwise relates to. If a word or phrase contained in a prior draft of this Lease was deleted intentionally, the meaning and effect of this Lease shall be determined as if the language stricken had not been included in any prior draft.

78.  Rider Governs
     -------------

     If any provision contained in this Rider is inconsistent or in conflict with any printed provision of this Lease, the provision contained in this Rider shall supersede said printed provision and shall be paramount and superior.

79.  Partial Invalidity/Joint Liability
     ----------------------------------

     If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provisions to persons or circumstances other than those to which it is held void, unenforceable or invalid shall be valid and enforced to the fullest extent permitted by law. If there shall be more than one Tenant, they shall all be bound, jointly and severally, by the terms, covenants and conditions of this Lease.

80.  Indemnity:  Supplementing Article 8 of the printed form of this lease.
     ---------

     A.   Tenant agrees to indemnify and save harmless Owner from and against
          (a) all claims of whatever nature against Owner arising from any negligent or improper act or omission of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors, (b) all claims against Owner arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Demised Premises, and (c) all claims against Owner arising from any accident, injury or damages which result or are claimed to have resulted from an act or omission of Tenant or Tenant's contractors, agents, servants, employees, invitees or visitors. This indemnity shall not apply to the extent that any of the claims described above are caused by the negligent act or omission of Landlord, its contractors, agents, servants or employees. This indemnity and hold harmless agreement shall include indemnity from and against any and all liabilities, fines, suits, demands, costs and expenses (including without limitation, reasonable attorneys' fees) of any kind or nature incurred in or in conjunction with any such claim or proceeding brought thereon, and the defense thereof.

     B. Tenant's indemnity set forth in this Article 80 shall extend and apply to each Superior Lessor and Superior Mortgagee.

81.  Requirements of Law
     -------------------

     Supplementing Article 6 of the printed form of Lease, Tenant's obligation to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards relating to Tenant's manner of use of the Demised Premises shall include, but shall not be limited to, all requirements relating to environmental matters by reason of Tenant's manner of use of the Demised Premises (whether or not such requirement would otherwise be the responsibility of Owner under said laws, orders or regulations) including, but not limited to, the storage, treatment, handling or transportation of hazardous waste.

82.  Restrictions on Tenant's Use
     ----------------------------

     Under no circumstances may the Demised Premises or any portion thereof be used for residential purposes. Tenant understands that any such use shall be a material default under the Lease and, notwithstanding anything herein to the contrary, shall entitle Landlord to immediately send Tenant a notice of cancellation of this Lease. Tenant further understands and acknowledges that the Building is not, has not been and is not intended to be an Interim Multiple Dwelling within the meaning of Section 280 et seq. of the New York Multiple Dwelling Law or any other type of multiple dwelling.

83.  Tax Escalation
     --------------

     The rent payable by Tenant during each lease year shall be adjusted in accordance with this Article:

     A. Definitions: For the purpose of this Article, the following definitions shall apply:

          1. The term "Base Tax Year" shall mean the fiscal year commencing July 1, 1998 and ending June 30, 1999.

               The term "Tax Year" shall mean any year commencing July 1st and ending June 30th which covers any portion of the term of this Lease.

          2.   The term "Percentage" shall mean 6%.

          3.   The term "Building" shall mean the land and building known as:
               45-18 Court Square, Queens, N.Y. a/k/a 45-17 Pearson Street, Queens, N.Y.

          4. The term "Real Estate Taxes" shall mean all taxes levied, assessed or imposed at any time by any governmental authority upon or against the Building and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from the Building to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes upon or against the Building.

     B.   Real Estate Taxes

          1. In the event that the Real Estate Taxes payable during any Tax Year subsequent to the Base Tax Year shall exceed the amount of Real Estate Taxes payable during the Base Tax Year (whether any such excess results from a higher tax rate or an increase in the assessed valuation of the Building, or both), Tenant shall pay to Landlord, as additional rent for such subsequent Tax Year, an amount equal to The Percentage of the excess. After receipt of the tax bills which indicate that Real Estate Taxes payable for any subsequent Tax Year will exceed the Real Estate Taxes for the Base Year, Landlord shall furnish to Tenant a statement of the additional rent payable under this subdivision (B).

               The percentage is defined as Tenant's portion of space in building, specifically, 6%.

               Such statement shall set forth the Real Estate Taxes payable for such subsequent Tax Year and shall show an amount equal to the Percentage of the said excess, which amount shall be due from Tenant to Landlord, as additional rent, within ten (10) business days after receipt of the aforesaid statement; copies of the tax bills of the City of New York shall be sufficient evidence of the amount due under this Article, upon request.

          2. The amount of Real Estate Taxes actually payable by Landlord during the Base Tax Year shall be used in the computation of the amount of additional rent payable under this subdivision (B) until the amount of the Real Estate Taxes payable during the Base Tax Year be reduced by final determination of legal proceedings, settlement or otherwise. In the event of such reduction, the reduced amount of such taxes shall thereafter determine the amount of additional rent payable by Tenant pursuant to this subdivision (B), the additional rent theretofore paid or payable hereunder shall be recompute on the basis of such reduction.

          3. If Landlord shall receive a refund of any portion of the Real Estate Taxes payable during any Tax Year after the Base Tax Year, based upon which Tenant shall have paid additional rent as provided in this subdivision (B), then as a result of such a reduction of said Real Estate Taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall, within ten (10) business days after receiving the refund, pay to Tenant the percentage of the refund, less the percentage of reasonable expenses (including but not limited to attorneys' and appraisers' fees) incurred in connection with any such application or proceeding.

     C. In no event shall the annual fixed rent under the Lease (exclusive of the additional rents under this Article) be reduced.

     D. All of the additional rent payments required under this Article shall be appropriately prorated for any partial Tax Year occurring during the first and last years of the term of this Lease. Landlord's failure to prepare and deliver any of the foregoing tax bills, statements or bills of Landlord's failure to make a demand, shall not in any way waive or cause the Landlord to forfeit or surrender its rights to collect the additional rent required to be paid under this Article.

     E. In the event of a default by Tenant of any of the terms, covenants and conditions of the Lease on the part of Tenant to be performed, Landlord shall terminate the Lease as a result thereof, Landlord shall have any and all of the rights and remedies available to Landlord under the provisions of the Lease or otherwise with regard to the collection of the additional rent required to be paid by Tenant under the terms of this Article "83."

84.  A.   "Operating Expenses" shall consist of expenses that are directly
           ------------------
          attributable to the operation, maintenance, management and repair of the Real Property. Tenant shall pay 6% of the increase in Operating Expenses ("Expense Increase") incurred in connection with the Real Property over the base year of the calendar year 1998 as and for additional rent.

     B.   Operating Expenses shall exclude:

          a.   Capital Improvements.

          b. The cost of any repair made by the Landlord because of the total or partial destruction of the Real Property or the condemnation of a portion of the Real Property.

          c. Any costs which are reimbursed by insurance proceeds or any other source.

          d. Expenses of Landlord in curing its defaults or performing work expressly provided for in the Lease to be borne at Landlord's expense (including work for other tenant(s) in the Real Property).

          e. The cost of marketing and leasing the Real Property, including leasing commissions, advertising and other marketing costs, and related legal, accounting and other professional services; costs to prepare space for occupancy by any tenants of the Real Property and for renovating, repainting, decorating, redecorating, planning, designing space for any tenants (including Tenant) and the cost of any credits, allowances, or other payments or rent waivers or concessions granted to any tenant (including Tenant).

          f. Landlord's cost of electricity and other services sold to tenants, including retail tenants and the parking garage operator, if any, which services are not standard for the Premises, or are not available to Tenant without the necessity of paying a separate additional charge.

          g. Costs incurred by Landlord in exercising remedies against tenants of the Real Property who violate terms of their leases.

          h. Sums paid by Landlord for any indemnity, damages, fines, late charges, penalties or interest for late payment, or to correct violations of building codes or other laws or regulations relative to the Real Property which are not Tenant's obligation under the Lease.

          i. Any costs incurred to remedy defects in the structure or systems of the building located on the Real Property which are not Tenant's obligations under the Lease.

          j. Costs incurred to investigate and respond to hazardous materials contamination, exposure or release (including hazardous substances in the ground water or soil, provided the hazardous material was not stored, used or disposed of by Tenant in violation of law).

          k. Any employee salaries and other compensation and/or health benefits or other such benefits for the personnel of Landlord above the level of building manager.

          l. Costs of goods or services furnished by entities affiliated with Landlord to the extent that such costs exceed the cost that would have been incurred in an arm's length transaction with an unrelated party.

          m. Costs of Landlord's general overhead and general administrative expenses (individual, partnership or corporate, as the case may be), which costs would not be chargeable to operating expenses of the Real Property under generally accepted accounting principles consistently applied.

          n. Payments of principal, interest, ground rent or any other financing or refinancing costs on any mortgages, deeds of trust, ground leases or other encumbrances, whether secured or unsecured on the Real Property, including any equipment, fixtures or improvements therein, or any penalties or late charges relating thereto.

          o. Depreciation and amortization of the building or any fixtures or improvements located on the Real Property; and

     C. Upon request, Landlord will provide accountant's breakdown of operating costs compared against Base Year for any year in which an additional charge is billed to Tenant.

     D. Any additional rent charged may be used as an estimate for the next year's billings and will be paid by Tenant in twelve (12) equal installments together with all other rent charges. Any adjustments will be made based upon the following year's actual costs.

     E. If Tenant disputes figures provided by Landlord's accountant, Tenant, at Tenant's sole cost, upon reasonable notice, may review the books and records within thirty (30) days' receipt of accountants' certification of costs. All reviews shall take place at Landlord's place of business during normal working hours. The books and records shall be kept in accord with generally accepted accounting principles consistently applied.

          In no event shall any rent adjustment hereunder result in a decrease in the fixed/minimum annual rent.

85.  ICIP Abatement
     --------------

     The Landlord and Tenant agree to cooperate in an application for ICIP Abatement of Taxes.

86.  Capital Improvements
     --------------------

     In the event any new law, rule, ordinance or regulation takes effect after the date hereof and requires the Landlord to do any work of a capital nature in the Demise Premises and/or the building, the Tenant shall pay, in equal monthly installments over the remainder of the lease term to the Landlord, 1/6th of the cost multiplied by the remaining months under the Lease divided by one hundred twenty (120). The monthly payments shall commence within thirty (30) days after written demand together with a copy of the applicable invoice as for additional rent.

87.  Notices
     -------

     Supplementing the terms of Article 27 hereof, a copy of any notice by Tenant to Owner shall be sent to:

                            Et-Al Management Corp.
                            60 Morrow Avenue
                            Scarsdale, New York 10583

     and to:

                            Seymour Hurwitz, Esq.
                            36 West 44th Street
                            New York, New York 10036

     and a copy of any notice by Owner to Tenant shall also be sent to:

                            Coaxicom, Inc. (dba Community Telephone)
                            48-18 Court Square
                            Long Island City, N.Y. 11101

88.  Lease Not Binding Unless Executed and Delivered
     -----------------------------------------------

     This lease shall not bind Owner unless and until it has been (i) signed and delivered by Tenant; (ii) received and accepted by Owner; and (iii) then countersigned and redelivered by Owner to Tenant. The execution and delivery of this Lease by Tenant shall constitute its irrevocable offer to enter into this Lease. The Owner warrants and represents, upon which warranty and representation that he understands that the Tenant shall rely in the execution of this Lease, that Owner has the full right and lawful authority to execute this Lease for the term thereof.

     At Tenant's option, lease shall not be binding and all deposits and all advance payments will be returned to Tenant if space is not ready for occupancy by August 1 due to Landlord's unexcusable delay. Landlord agrees to make best efforts to provide space as soon as possible.

89.  Tenant's Federal Tax I.D. Number
     --------------------------------

     Tenant states that its Federal Tax Identification Number (the "Number") is 11-331-0798. From time to time, upon Owner's request, Tenant shall confirm in writing that the Number provided by Tenant is correct and, if it is missing or incorrect, what the correct number is. Tenant shall indemnify Owner from and against any and all liability for any claim, fine, penalty, cost or expense (including attorneys' fees) paid, suffered or incurred by reason of Tenant's failure to comply with this Article.

90.  Miscellaneous
     -------------

     A.   No Offer.

          This Lease is offered to signature by Tenant and it is understood that this Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

     B.   Signatories.

          If more than one person executes this Lease as Tenant, each of them understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and that the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy and/or this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     C.   Authority.

          If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing entity qualified to do business in the State of New York and that

          Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

     D.   Merger.

          This Lease represents the entire understanding of the parties hereto and all prior understandings or agreements between the parties are merged in this agreement.

     E.   Pornographic Uses Prohibited.

          Tenant agrees that the value of the Demised Premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment or for certain other purposes. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises and shall not permit or conduct any obscene, nude or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called "rubber goods shop", or as a sex club of any sort, or as a "massage parlor", nor shall the Demised Premises be used for erotic dancing, a night club or for the preparation or serving of food or beverages. Tenant further agrees that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if, at any time, Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease and objectionable conduct. "Pornographic material" is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects or instruments that are primarily concerned with lewd or prurient sexual activity.

91.  Left Blank Intentionally.
     -------------------------

92.  Rent Commencement.  The sooner of January 1, 1999 or upon substantial
     -----------------
     completion of Tenant's installation.  See Paragraph 40.

93.  Left Blank Intentionally.
     ------------------------

94.  Left Blank Intentionally.
     ------------------------

95.  Left Blank Intentionally.
     ------------------------

96.  Building Services.  Building shall be operated with all services and common
     -----------------
     area maintenance as normally provided for similar office buildings in the area during normal business hours (including HVAC, janitorial services, electric current, etc.). Tenant shall have 24-hours access seven (7) days a week except for freight elevator as indicated hereinabove. Building is managed by Landlord.

97.  Left Blank Intentionally.
     ------------------------

98. Landlord covenants and agrees to reasonably maintain the building in a neat, orderly, safe, and sanitary manner, including but not limited to, cleaning and maintaining the common areas and exterior of the building, bag and remove all garbage, snow and ice removal, pest and rodent extermination for common areas.

99. Landlord has installed a central security system in the building with electronic card entry. Landlord shall provide sufficient entry cards to Tenant and Tenant's employees, not to exceed 10, at no charge to Tenant. Additional cards can be purchased by Tenant at ten (10%) percent above Landlord's cost. Landlord shall also provide to Tenant, upon Tenant's request, security printouts and videotape, if any, at no charge to Tenant - not to exceed three (3) times per year.

100. Landlord represents to the best of its knowledge that the Building currently complies with the American Disabilities Act of 1990, and any amendments or regulations promulgated thereunder or any related or similar law (the "ADA"), and that throughout the term of this Lease Landlord shall make any and all necessary repairs and alterations to the Building, including the Demised Premises, required to comply with the ADA.

101. Left Blank Intentionally.
     ------------------------

102. By executing this lease, Owner represents that as of the date hereof, it has the resources to fulfill its obligations hereunder.

103. By executed this lease, Tenant represents that as of the date hereof, it has the resources to full its obligations hereunder.

104. With the signing of the lease, Tenant shall pay first month's rent in the amount of $11,759.83 and two month's security in the amount of $23,519.66 as agreed.

105. Landlord will furnish additional security at each entry door, if possible, completed by 12/15/98, to Tenant's spaces in the form of card swipe or keypad systems, the cost of which to be shared equally by Landlord and Tenant.

     a. Landlord agreed to give his "Best effort" to have a security guard in place by 3/1/99. The Landlord also agreed to position security cameras at the front and rear entrance of the building. (within a reasonable time after lease commencement).

106. The walls for the new offices will be gypsum board to slab for improved acoustical privacy.

WITNESSES:                          OWNER:  45-18 COURT SQUARE, LLC



____________________________        BY: ______________________________


                                    TENANT:   COAXICOM, Inc.
                                              (dba COMMUNITY TELEPHONE)


____________________________        BY: _______________________________

RIDER TO LEASES BETWEEN 45-18 COURT SQUARE ASSOC., LANDLORD AND COAXICOM, INC. (DBA COMMUNITY TELEPHONE), AS TENANTS TO BE ATTACHED TO LEASES FOR OFFICE 502 AND OFFICE 403.


It is hereby agreed that Paragraph 101 is deleted from both leases dated May 27, 1998 and March 27, 1997 for offices located at 45-18 Court Square, Long Island City.


45-18 SQUARE, LLC



BY: _______________________
          LANDLORD



COAXICOM, INC.
DBA COMMUNITY TELEPHONE,



BY: _______________________
        TENANT

                             RIDER ANNEXED TO LEASE
                             DATED OCTOBER 20, 1998
                                 BY AND BETWEEN
                      45-18 COURT SQUARE, LIC, AS LANDLORD
                                      AND

          COAXICOM, INC. (DBA COMMUNITY TELEPHONE/COMMUNITY NETWORK),
                                    AS TENANT


Landlord is defined as 45-18 Court Square, LLC, its partners, and successors in interest.

40. Minimum Annual Rent
    -------------------

      A. Possession of the Demised Premises shall be deemed to have been delivered upon delivery of keys by Landlord to Tenant at the address earlier set forth, the premises to be broom clean and January 1, 1999 or upon substantial completion as hereinafter set forth (hereinafter the "Possession Delivery Date"). Tenant to take occupancy and pay rent as of December 15, 1998. Please see paragraph 92.


      B.     Left Blank Intentionally.

      C. Tenant covenants and agrees to pay to Landlord as Minimum Annual Rent on the first day of each month during the hereof, the following sums:

             (i) Years 1 through 3 - One hundred forty-one thousand one hundred eighteen dollars ($141,118.00) and no cents payable in equal monthly installments of Eleven thousand seven hundred fifty-nine dollars and ($11,759.83) eighty-three cents per month.

      D.     Rent due for partial month(s) shall be prorated.

      E. The above annual sum shall be paid in equal monthly installments, in advance, on the first day of each month during said term at the office of Owner or at such other place as Owner may designate, without offset or deduction whatsoever.

      F. Tenant shall pay the first month's rent, in the sum of $11,759.83 upon the execution of this lease, the receipt of which is hereby acknowledged. The payment of the first month's rent will be applied to the first full month following expiration of the abatement period.

41. Security Deposit
    ----------------

    Simultaneous with entry into possession of the Demised Premises, Tenant shall deposit with Owner the sum of $23,519.66 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum to which Tenant is in default or for any sum which Owner may expend or may be required by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. Within thirty (30) days after receipt of written notice that Owner has made application of all or any part of the said security deposit, Tenant shall deposit with Owner such additional funds as are necessary to restore the security deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the non-monetary terms, provisions, covenants and conditions of this Lease, the security not required to cure any monetary default or otherwise deducted as a result of the physical condition of the premises shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that, other than in connection with a valid disposition of this Lease in compliance with the terms of Article 64 hereof, it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

    Tenant shall, at all times, maintain a rent security deposit equal to two
    (2) month's rent. On each base rent increase date, Owner shall invoice Tenant for, and Tenant shall deposit, such further sums with Owner as are necessary to satisfy this obligation.

42. Restrictions on Use of the Demised Premises
    -------------------------------------------

    A. Subject to the provisions of this Lease, Tenant shall use the Demised Premises only as offices in accordance with 3 the Certificate of Occupancy and for no other purposes.

    B. Tenant shall not use or permit the use of the Demised Premises or any part thereof in any way that would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purpose or in any unlawful manner or in violation of the Certificate of Occupancy for the Demised Premises or the Building, and Tenant shall not suffer or permit the Demised Premises or any part thereof to be a used in any manner or for anything to be done therein or anything to be brought into or be kept therein that, in the judgment of Owner, shall in any way threaten to impair or adversely affect the character, reputation or appearance of the Building, the proper and economical operation of the Building or any systems, facilities or services used to operate or clean all or any part of the Building or the Demised Premises, or the use of any of the areas of the Building by Owner or any of the other Tenants or occupants of the Building. Tenant shall not install or use any equipment that, in the judgment of Landlord, could cause any adverse effect on the Demised Premises, the Building and/or the comfort and convenience of other Tenants and occupants of the building.

43. Landlord shall construct offices in accordance with layout drawn by Milowitz Group in accordance with the attached sketch, all finishes to building standard and in accordance with Building Codes. Any additions/changes required by Tenant must be agreed to in writing by both parties and shall be at Tenant's sole cost to be paid upon written agreement.

    A. Landlord shall supply and install carpet and base at Landlord's cost. Tenant shall have option of choosing carpet from Landlord's samples.

    B.    Left Blank Intentionally.

    C. Any work performed by Tenant or Tenant's contractors shall be performed in a good and workmanlike manner and shall comply with all rules and regulations of all Governmental Authorities having jurisdiction therein.

          If Tenant is providing build-out of space or makes any alterations to the space, the following paragraphs apply:

          Tenant, or any contractor or contractors employed by Tenant, or any other persons who will do work or install equipment for Tenant, shall be fully covered by Workmen's Compensation Insurance, and the Certificate by Tenant or any such contractor or persons as aforesaid. Tenant further covenants, at its own cost and expense, to take out and maintain at all times during the progress of such work and until completion thereof, public liability insurance policies covering Owner in compliance with the limits and such other conditions as set forth in Article 49 hereof, and certificates evidencing the policies shall be delivered to Owner prior to the commencement of any work hereunder.

E. Tenant's contracts with its contractors and/or other persons who will perform work for the Tenant shall require said persons to look solely to the Tenant for payment and will hold Owner and the Building free from all liens and claims of all persons furnishing labor or materials therefor.

F. Subject to the provisions of this Article, any and all machinery, equipment and fixtures installed by Tenant, which are not replacements of fixtures either furnished by Owner as part of Owner's work or pre-existing in the Demised Premises at the time of the commencement of this Lease (sometimes herein referred to as "Tenant's Property") shall remain personally, notwithstanding the fact that it may be affixed or attached to the realty, and shall, during the term of this Lease or any extension thereof, belong to and be removable by Tenant, provided that (a) Tenant shall remove said installations prior to the expiration of such term, and shall repair any damage caused by said removal and shall deliver the Demised Premises to Owner in the same, or better condition, as upon the commencement of the term hereof, reasonable wear and tear excepted. Prior to the expiration of the term or sooner termination thereof, Tenant shall at its own cost and expense remove, from the Demised Premises, all of Tenant's property, except such items thereof as Tenant shall have expressly agreed in writing with Owner are to become the property of the Owner and Tenant shall repair any damage to the Demised Premises resulting from such removal. Any Tenant's property remaining in the Demised Premises after termination of this Lease (except such items as Owner and Tenant have expressly agreed in writing are to remain and become the property of Owner) shall be deemed to have been abandoned by Tenant or any sub-Tenant and either may be retained by Owner as its property or may be removed from the premises by Owner at Tenant's expense.

G. Machinery, fixtures, chattels or equipment, if any, furnished or installed by Tenant, the cost of which is borne by Owner, shall become the property of Owner upon payment therefor by Owner, or reimbursement of Tenant by Owner, as the case may be, and shall not be removed by Tenant. Anything herein contained to the contrary notwithstanding, it is understood and agreed that all structural improvements, all plumbing lines and equipment (other than fixtures), all electrical wiring, conduit and equipment (other than free-standing lighting fixtures), all heating and ventilating installations made by Tenant, whether with or without contribution or reimbursement by Owner, shall forthwith become part of the Building and property of Owner.

          Tenant's failure to comply with any of the items and conditions of this Article will be deemed a default pursuant to Article 17 hereof.

44. Utilities
    ---------

    A.    Electricity Service
          -------------------

          (1) Landlord shall contract directly with the public utility company for electric service for the Demised Premises. Tenant shall be responsible for the payment of the cost of such electric service. Such electric service may be furnished to Tenant by means of the then existing electrical facilities serving the Premises to the extent that the same are available, suitable and safe for such purposes. Landlord will, prior to the commencement date, install a sub-meter to measure Tenant's electric usage and Tenant shall pay for such electric usage at the rate charged to Landlord by the utility company plus a five percent administrative fee.

          (2) Any additional feeders or risers to be installed to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers shall be, at Landlord's option, installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant (including a connection fee of Three Hundred Fifty Dollars ($350.00) per kilovolt ampere, provided that, in Landlord's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or materially interfere with or disturb other tenants or occupants of the Building. Tenant covenants that, at no time, shall the use of electrical energy in the Premises exceed the capacity of the existing feeders or wiring installations then serving the Premises. Tenant shall not make or perform or permit the making or performance of any alterations to wiring installations or other electrical facilities in or serving the Premises or any additions to the business machines, office equipment or other appliances in the Premises which utilize electrical energy without the prior consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed.

          (3) Landlord shall not be liable to Tenant in any way for any interruption, curtailment or failure, or defect in the supply or character of electricity furnished to the Premises by reason of any requirement, act or omission of Landlord or of any public utility or other company servicing the Building with electricity or for any other reason, except if caused by Landlord's negligence or willful misconduct.

                 Landlord reserves the right to estimate electric costs and Tenant specifically agrees to Pay estimated costs per submeter which shall be confirmed by an outside source monthly.

45. Services
    --------
    (1) Cleaning services by Landlord at the additional charges of $1.50 per square foot, to building standards plus actual increases from outside cleaning company. No medical waste shall be removed by Landlord.

    (2) HVAC - Landlord shall install the HVAC system and Landlord shall maintain and repair same during the term of the Lease at the Landlord's sole cost and expense and on the termination of the Lease, Tenant shall deliver the Premises with the HVAC system in working order, free and clear of all liens and encumbrances. Tenant shall pay for electricity for its own cooling, at its sole cost and expense, through the HVAC system.

    (3) Service elevator other than Monday through Friday, 8:00 AM through 4:00 PM, at the rate of $50.00 per hour, subject to 48-hour written notice.

46. Security Agreements
    -------------------

    A. Tenant covenants and agrees that no security agreement, whether by way of conditional bill of sale, chattel, mortgage or instrument of similar import, shall be placed upon any improvement made by Tenant which is affixed to the realty.

    B. In the event that any of the machinery, fixtures, furniture and equipment installed by Tenant in the Demised Premises are purchased or acquired by Tenant subject to a chattel, mortgage, conditional sale agreement other title retention or security agreement, Tenant undertakes and agrees (1) that no such chattel, mortgage, conditional sales agreement or other title retention or security agreement or Uniform Commercial Code filing statement shall be permitted to be filed as a lien against the building and real property of which the Demised Premises form a part, and (2) to cause to be inserted in any of the above-described title retention, chattel, mortgage or security agreements the following provision:

          "Notwithstanding anything to the contrary herein, this chattel, mortgage, conditional sale agreement, title retention agreement or security agreement shall not create or be filed as a lien against the land, building and improvements comprising the real property in which the goods, machinery, equipment, appliances or other personal property covered hereby are to be located or installed."

C. If any such lien or UCC financing statement, based on an agreement as above described, is filed against the building and improvements, of which the Demised Premises form a part, Tenant will, upon at least ten
          (10) days' prior written notice thereof from Owner, cause such lien or notice to be removed or discharged at Tenant's cost and expense, and Tenant's failure to do so shall constitute a breach of a material provision of this Lease.

47. Mechanic's Liens
    ----------------

A. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien upon the reversion of Owner, the Premises herein Demised or Owner's building and improvements, it being agreed that should Tenant cause any alterations, changes, additional improvements or repairs to be made to the Demised Premises, or material furnished or labor performed therein or thereon, neither Owner for the

          Demise Premises shall, under any circumstances, be liable for the payment of any expenses incurred or for the value of any such work done or material furnished to the Demised Premises or any part thereof, but all such alterations, changes, additions, improvements and repairs and materials and labor shall be at Tenant's expense and Tenant shall be solely and wholly responsible to contractors, laborers, and materialmen furnishing labor and material to said premises and building, or any part thereof, for or on behalf of Tenant.

B. Tenant shall not suffer or permit any mechanic's liens to be filed against the fee ownership of the Demised Premises nor against Tenant's leasehold interest in said premises, by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or to any occupant of the Demised Premises. If any such mechanic's lien shall at any time be filed against the Demised Premises or the building and improvements thereon, Tenant shall, at its own cost and expense, cause the same to be cancelled and discharged of record by surety bond or appropriate cash deposit within thirty (30) days after the date of filing the same and notice thereof to Tenant, and Tenant shall indemnify and save harmless Owner from and against any and all costs, expenses, claims, losses or damages resulting therefrom or by reasons thereof.

C. Tenant shall also defend on behalf of Owner, at Tenant's sole cost and expense, any action, suit or proceedings which may be brought thereon or for the enforcement of such liens or orders, and Tenant shall pay any damages and satisfy and discharge any judgment entered thereon and save harmless Owner from any claim or damage resulting therefrom.

D. If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Owner, Owner may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding, and in any such event, Owner shall be entitled, if Owner so elects, to compel the prosecution of an action for the foreclosure of such mechanic's lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor, with interest, costs and allowances.

E. Any amount paid by Owner for any of the aforesaid charges and all reasonable legal and other expenses of Owner, including reasonable counsel fees, in defending any such action in procuring the discharge of said lien, with all necessary disbursements in connection therewith, with interest thereon at the then legal rate of imputed interest from the date of payment, shall be repaid within a period of twenty (20) days after written demand therefor by Owner to Tenant, and may be treated as Additional Rent payable with the next installment of Annual Basic Rent.

    F. Prior to the commencement of any work in the Demised Premises by any general contractor employed by Tenant or by any sub-contractors employed by such general contractor, or sub-contractors employed by Tenant, Tenant shall:

          (1) furnish Owner with Tenant's written statement setting forth the name and business address of the Tenant's general contractor or sub-contractors employed by Tenant;

          (2) obtain and furnish to Owner a written list of all sub-contractors employed or to be employed by Tenant's general contractor and certified by the general contractor.

48. Owner's Exculpation/No Recourse
    -------------------------------

     If the Owner or any successor-in-interest be an individual, joint venture, tenancy-in-common, co-partnership, unincorporated association, limited partnership or other unincorporated group of individuals, or a corporation (all of which are referred to below, individually, and collectively, as an "Owner Entity"), then, anything herein to the contrary notwithstanding, Tenant shall look solely to the interest of such Owner Entity in the building in satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Owner, in the event of any default or breach by Owner with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of such Owner Entity or any member thereof, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

49. Parties' Certificates
    ---------------------
     The Parties each shall, without charge at any time, and from time to time, within ten (10) days after request by the other, certify to any mortgagee, proposed assignee of any mortgagee, or proposed purchaser or any other person, firm or corporation specified by the requesting party:

    a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

    b) Whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of the Tenant to be performed or complied with (and, if so, specifying the same); and

    c) The dates, if any, to which the rental and other charges hereunder have been paid in advance.

50. Liability Insurance and Indemnification
    ---------------------------------------

    A.    During the term hereof, Tenant shall, at its own cost and expense:

          1) Obtain, maintain and keep in force, for the benefit of Owner, Managing Agent and Tenant, comprehensive general liability insurance covering the risks in the limits set forth below, on or about the Demised Premises (which shall include Tenant's signs, if any):

                 a)     Bodily Injury:

                        Each person...........$1,000,000.00
                        Each Occurrence ......$1,000,000.00

                 b)     Property Damage:

                        Each Occurrence.......$  500,000.00

                 c) Completed operations and contractual liability with the same bodily injury and property damage limits stated in
                        (a) and (b) above.

                 d) Fire and extended coverage for Tenant's fixtures, alterations and inventory in an amount adequate to cover the cost of replacement, but not less than $100,000.00.

    B. Owner and its managing agent, Et-Al Management Corp., shall be named as an additional insured in said policies, as their interests may appear, and shall be protected against all liability occasioned by an occurrence insured against. All said policies of insurance shall be issued by insurance companies reasonably satisfactory to Owner and which are authorized to do business in the State of New York. Tenant shall deliver to Owner the policies of insurance, together with evidence of the payment of premiums thereon within ten (10) days of taking occupancy of the Demised Premises and furnish to Owner at least twenty (20) days prior to the expiration of any such policies, a new policy, with evidence of the payment or premiums thereon. The parties hereto agree that the payment of said premiums may be financed, as long as same are made and kept current. Said policies shall also provide that the insurer will give Owner at least thirty (30) days prior written notice of cancellation of said policy.

C. Notwithstanding the limits of insurance specified in this Article, Tenant agrees to indemnify Owner, its agents, servants and employees against all damage, loss or liability resulting from any of the risks referred to in this Article. Such indemnification shall operate whether or not Tenant has placed and maintained the insurance specified in this Article and whether or not such proceeds from such insurance actually are collectible from one or more of the insurance companies; provided, however, that Tenant shall be relieved of its obligations of indemnity herein Pro Tanto of the amount actually recovered from one or more of the insurance companies by reason of injury or damage to, or loss sustained on the Premises.

D. Tenant shall pay all premiums and charges for all of said policies, and if Tenant shall fail to make any payment when due or carry any such policy, Owner may, but shall not be obligated to, make such payment or carry such policy, and the amount paid by Owner, with interest thereon, shall be repaid to Owner by Tenant on demand, and all such amounts so repayable, together with such interest, shall be considered as Additional Rent payable hereunder for the collection of which Owner shall have all of the remedies herein or by law provided for the collection of rent. Payment by Owner of any such premium or the carrying by Owner of any such policy, shall not be deemed to waive or release the default of Tenant with respect thereto.

          Tenant must provide evidence of coverages prior to taking occupancy of leased space.

E. Tenant acknowledges that Owner will not carry insurance of any kind on Tenant's furniture, furnishings, finishes, or wall coverings and/or fixtures, equipment, and improvements, and agrees that Owner shall not be obligated to repair any damage thereto or to replace the same.

F. Landlord will maintain same type of liability insurance for all public spaces in building and will indemnify and defend Tenant for events which occur in the buildings common space due to Landlord/Owner's negligence.

51. Tenant's Conduct of Business
    ----------------------------

     Tenant covenants and agrees:
     A. To do all things necessary to keep the Demised Premises clean, orderly and neat at all times, and to prevent odors, all at Tenant's sole cost and expense, and to conduct its business in a proper manner.

     B. That Tenant shall conduct its operations in the Demised Premises in an orderly and proper manner so as not to annoy, disturb or be offensive to others.

     C. That Tenant shall not, at any time, discharge into the plumbing, sewage or drainage system, any waste materials which will result in the creation of a blockage in said system or otherwise adversely affect the proper and clean maintenance and operation thereof.

     D. That Tenant, at its sole cost and expense, shall provide regular exterminating and pest control services using Landlord's exterminator in the Demised Premises at a regular intervals, in order to prevent the occurrence of any vermin in or about the Demised Premises.

52.  Adjustment of Rent for Increases in Real Estate Tax
     ---------------------------------------------------

     See Paragraph 83.

53. Assignment and Sub-letting Provisions
    -------------------------------------

    Tenant may not assign this Lease under any circumstances without the prior written consent of Owner, which consent may be withheld for any reason or for no reason whatsoever.

54. Rent Arrears, Etc.: Supplementing Article 25 of the printed form of lease:
    -------------------

    A. Owner, at Owner's option, shall have the right, when Tenant is in default in the payment of Fixed Rent or Additional Rent, to demand payment by certified, bank or teller's check, or by postal money order.

    B. In the event that any payment under this Lease shall be made in the form of a check from any person, firm or corporation other than the person, firm or corporation named in this Lease, the acceptance of same by Owner shall not, under any circumstances, be deemed recognition of a sub-letting or any assignment of this Lease, regardless of the number of times that such payment shall be made by such other person, firm or corporation.

    C. Late Charge. If Tenant shall fail to pay all or any part of any installment of Fixed Rent or Additional Rent for more than ten
          (10) days after the same shall have become due and payable (including the dishonor of a payment made by check, even if such check was tendered in a timely manner), Tenant shall pay as Additional Rent hereunder to Owner a late charge of six (6) cents for each dollar of the amount of such Fixed Rent or Additional Rent which shall not have been paid to Owner within said ten (10) day period, in addition to any other right or remedy available due to such late payment.

    D. In the event that any check paid by or for the benefit of Tenant to Owner is dishonored, Tenant shall pay Owner as Additional Rent hereunder a charge of One Hundred Dollars ($100.00) in addition to any other late charge or right or remedy available due to such dishonored payment.

55. Additional Rent
    ---------------

    A. All payments, other than Minimum Annual Rent required to be made by Tenant pursuant to this Lease (including, but not limited to, escalation charges, and any and all damages, interest, costs, fees and expenses caused by Tenant's default) shall be deemed additional rent and, in the event of any non-payment thereof, Owner shall have all rights and remedies provided for herein and by law for non-payment of Minimum Annual Rent in addition to whatever other remedies may be available to Owner.

    B. Unless expressly provided otherwise in this Lease, the amount shown as due to Owner (or Owner's agent) in all bills, invoices and statements to Tenant shall be due and payable by Tenant upon receipt without further demand. Any delay or failure of Owner or its agent to prepare and deliver any bill, statement or invoice shall not constitute a waiver of the right to collect any payment which may have become due during the term of this Lease, including without limitation, retroactive payments for any and all amounts unbilled.

    C. All payments of Minimum Annual Rent and additional rent pursuant to this Lease shall be made by Tenant with checks drawn upon a New York City bank. If Owner receives from Tenant any payment less than the full amount of the Minimum Annual Rent and additional rent then due and owing, Tenant hereby waives its right, if any, to designate the items to which such payment shall be applied and agrees that Owner, in its sole discretion, may apply such payment in whole or in part to any Minimum Annual Rent, any additional rent or to any combination thereof then due and payable hereunder.

    D. The losing party in any action or proceeding between Owner and Tenant shall pay the reasonable attorneys' fees, costs and disbursements of the prevailing party for such action or proceeding upon the assignment thereof by the Court or on demand. If a default of Tenant causes Owner to prosecute or defend an action or proceeding with a third party, Tenant shall pay the reasonable attorneys' fees, costs and disbursements of Owner for such action or proceeding on demand. If Owner suffers, pays or incurs any damages, losses, fees or expenses (including without limitation, reasonable attorneys' fees and disbursements) due to a default, act, omission or request of Tenant, Tenant shall pay the total amount thereof to Owner on demand.

    E. If all rent is not paid in full and actually received by Owner within fifteen (15) days after it is due and payable hereunder, Tenant shall pay Owner a late fee of 2% per month as additional rent. However, if the collection of such late fee at the rate specified herein would be usurious or otherwise unenforceable, interest on late payments shall accrue at the highest enforceable rate.

    F. References in this Lease to "rent," "Rent," "rents," "Rents," "rental," "Rental," "rentals" and "Rentals" shall mean and include Minimum Annual Rent and additional rent. The Minimum Annual Rent is the minimum rental due and payable without prior demand, offset or deduction. No decrease in any additional rent for any period shall yield an offset or deduction in any other rental or for any other period. References in this Lease to Tenant being "in default" and/or Tenant's "breach" or "default" shall mean and include each and every default, breach, misfeasance, nonfeasance, non-payment, or any other failure of Tenant to perform any of its obligations hereunder. If Owner gives notice of default and Tenant seeks declaratory relief and Tenant's time to cure is extended pending the outcome of such declaratory judgment action, Tenant shall be deemed to be "in default" under this Lease during the pendency of such action for the purposes of those rights that are exercisable by Tenant only if it is not "in default". All of Tenant's obligations to pay rent, to indemnify Owner and to obtain insurance shall survive the expiration of the term or sooner termination of this Lease.

    G. Owner's managing agent, Et-Al Management Corp., may give notices, demands, invoices, statements and/or bills to Tenant in Owner's behalf; any such notice, statement, invoice, demand or bill shall be deemed to have been given by Owner.

     H. The provisions of this Article shall supplement (not limit) other provisions of this Lease pertaining to the same matters as this Article and related matters.

56. Owner's Right of Entry
    ----------------------

    A. Tenant shall permit Owner to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wiring in, to and through the Demised Premises, as and to the extent that Owner may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the building of which the Demised Premises are a part. All such work shall be done, so far as practicable, in such manner as to avoid interference with Tenant's use of the Demised Premises, and as expeditiously as possible. The liability of Owner, if any, under this Article shall be limited to the prompt repair, at the sole cost and expense of Owner, of any damage caused to the Demised Premises by the Owner in the course of doing work under this paragraph.

    B. Upon providing forty-eight (48) hours advance written notice, Owner, or its agents or assignees, shall have the right to enter the Demised Premises during business hours for the purpose of making such repairs or alterations as Owner shall be required or shall have the right to make by the provision of this Lease. Owner shall attempt to do all such work at a time, and in a manner, that will not unreasonably inconvenience Tenant, significantly diminish Tenant's floor area or significantly disrupt Tenant's architectural layout. Owner shall be allowed to take all material into and upon the Demised Premises that may be required for repairs or alterations, without constituting an eviction of Tenant, in whole or in part, so long as any repair work by Owner is diligently prosecuted to completion. Owner shall also have the right, without prior written notice, to enter the Demised Premises at such other times as such entry may be required by circumstances of emergency affecting the Demised Premises or the building containing the same. In addition, Owner, or its agents or assignees, shall have the right to enter the Demised Premises upon providing twenty-four
          (24) hours prior written notice during business hours for the purpose of inspecting the general condition and state of repair of the Premises and the showing of the Premises to any prospective purchaser or mortgagee, such entry and inspection to be conducted in a manner calculated to not unreasonably interfere with the operation of Tenant's business or its customers.

     C. The rights granted to Owner by the terms of this Article shall be deemed supplementary to the provisions set forth in Article 13 of the printed portion of this Lease.

57.  Suspension of Services
     ----------------------

     Anything in this Lease to the contrary notwithstanding, Owner reserves the right to suspend the service of any utilities, when necessary by reason of accident or of repairs, alterations or improvements necessary to be made in the Demised Premises or the building of which it is a part, until such repairs, alterations or improvements shall have been completed, and Owner shall have no responsibility or liability for such suspension of services, provided Owner proceeds with diligence and continuity to complete such repairs, alterations or improvements and uses its best efforts to restore such services as soon as practicable. The foregoing shall not be deemed to impose upon Owner any obligations for the furnishing of any service, maintenance or repair other than is specifically set forth in this Lease. Owner will provide 72 hours advance notice of any planned service suspension which is for regular maintenance purposes. No notice shall be required for emergency suspension of service resulting from an accident or other unanticipated event.

58.  Condemnation
     ------------

     A. If the whole of the Demised Premises shall be taken under the power of eminent domain of any public or private authority, then this Lease and the term thereof shall cease and terminate, as of the date of such taking and any unearned rent or other charges, if any, paid in advance, shall be refunded to Tenant.

     B. In the event that only a portion of the Demised Premises shall be taken under the power of eminent domain by any public or private authority, then this Lease and the term thereof shall continue in full force and effect, at option of either the Owner or the Tenant, provided, however, that Owner shall, at its expense forthwith restore what may remain of the Demised Premises to substantially the same condition as prior to the condemnation. There shall be a pro rata abatement of basic rent hereunder to the extent that the amount of floor space so taken compares to the amount of floor space prior to such condemnation, to compensate Tenant for its loss of use of such portion of the Demised Premises. The minimum rent reserved herein, and any other charges payable to Tenant hereunder, shall be suspended (provided Tenant is not then using the Demised Premises) for the period from the date of the taking until the remainder of the Demised Premises shall have been restored as aforesaid.

     C. Tenant shall not be entitled to any award for the loss of or loss in value of the leasehold, but only to an award for loss of or damage to its fixtures and/or equipment and to moving expenses, all to the extent allowed and solely in the event that such allowance does not, in any way, diminish the award to Owner. The respective damages to which Owner and Tenant are entitled by reason of any such taking shall be fixed and paid, respectively, to Owner and Tenant, as their interests appear, and in no event shall there be a merger of interest.

     D. Within fifteen (15) days after Owner receives written notice of any such taking or intention to take under power of eminent domain, Owner shall forward a copy thereof to Tenant.

59.  Damage or Destruction
     ---------------------

     A. If the Demised Premises shall be partially damaged by fire or other casualty, the damaged portions of the Demised Premises (but not Tenant's trade fixtures or personal property) shall be repaired by and at the expense of Owner (unless such fire or casualty resulted, in whole or in part, from any act or omission, whether negligent or otherwise, of Tenant or his agents, servants, contractors, employees, invitees, or assigns, in which case such repairs shall be at the cost and expense of Tenant), and the rent until such repairs shall be made shall be apportioned according to the part of the Demised Premises which is usable by Tenant. If Tenant shall have paid rent in advance, Owner shall repay to Tenant an amount equal to that portion of rent so paid in advance, payment of which is abated.

     B. If the Demised Premises are totally damaged or are rendered wholly untenantable by fire or other casualty, Owner shall, within sixty (60) days after such fire or other casualty, give Tenant written notice of Owner's election whether:

          1) To terminate this Lease and thereupon the term of this Lease shall expire by lapse of time upon the third (3rd) day after such notice is given, and Tenant shall vacate the Demised Premises and surrender the same to Owner. If Tenant shall not be in default under this Lease, or if any monetary default existing at the time of the giving of such a notice is cured in full within three (3) days after delivery of said notice, then upon the termination of this Lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent accruing subsequent to the fire or casualty shall cease and be apportioned as of the day following such fire or casualty, or

     2) To restore or rebuild the Demised Premises in character, layout, area and equipment (but not Tenant's trade fixtures or personal property) substantially equal to the premises damaged or destroyed immediately prior to such damage or destruction, and it is agreed that in such event, this Lease shall continue in full force and effect, but the rent, the additional rent, and all other payments and obligations of Tenant shall abate as of the date of such fire or other casualty, until the Demised Premises shall have been fully and completely restored or rebuilt by Owner and possession thereof shall have been delivered to Tenant.

          Should Owner elect to send Tenant written notice under subparagraph
          (1) of this Article 56B, and thereafter, within one (1) year of the giving of such notice, act nevertheless to restore or rebuild the Demised Premises in character, layout, area and equipment (but not Tenant's trade fixtures or personal property) substantially equal to the premises damaged or destroyed immediately prior to such damage or destruction, then and in such event, Owner agrees to give Tenant a thirty (30) day unilateral option to be exercised by Tenant in the method and manner otherwise set forth in this Lease, to resume occupancy for the remaining balance of the original lease term under all of the other terms and conditions set forth in this Lease.

C. Owner shall not be liable for reasonable delay under the foregoing subparagraphs A or B if such delay arises by reason of adjustment of insurance on the part of Owner and/or Tenant or the reasonable delay on account of any cause beyond the control of Owner or contractors employed by Owner, including, but not limited to strikes, labor disputes and shortages of material.

D. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and of any law now in force or hereafter enacted which, in substance, provides for termination of a lease of real property by reason of destruction or untenantability of the Premises demised thereunder caused by fire or other casualty and agrees that the provisions of this Article 57 shall govern and control in lieu of any such provisions of law.

60.       Signs
          -----
     A. Tenant shall not, without Owner's prior written consent, place or install any sign on the exterior of the Demised Premises, or the building of which it is a part, or on the inner or outer faces of the windows or doors of the Demised Premises. Tenant shall be permitted to install and maintain, at its own cost and expense, an exterior sign, provided the same receives the prior approval of Owner as to dimensions, shape, design, size, color, wording, material of composition and location. Tenant agrees that any exterior sign approved by Owner shall not be installed until all approvals and permits are first obtained by Tenant from governmental agencies having jurisdiction thereover and that all fees payable in connection with such installation, maintenance and permits shall be paid by Tenant.

     B. Tenant shall not place in the windows or in any display or other area visible to public view from the outside of the Demised Premises any flashing, blinking or animated sign or one which otherwise has variations in the intensity of illumination without first obtaining Owner's prior written approval.

     C. Tenant shall not, after having obtained the approval of Owner, change or alter any sign in any respect whatsoever, including but not limited to size, material of composition or location, without first obtaining the prior written approval of Owner, except that Tenant may change the phraseology in a sign previously approved by Owner without additional approval.

     D. In the event that Owner shall deem it necessary to remove any sign of Tenant in order to make any repairs, alterations or improvements in, to or upon the Demised Premises, or the building of which it is a part, Owner shall have the right to do so, provided the same be removed and replaced at Owner's expense, promptly upon completion of such repair, alteration or improvements.

61.  Replacement of Plate Glass
     --------------------------

     Tenant shall, at its own cost and expense, replace any and all plate or other glass damaged or broken from any cause whatsoever in and about the Demised Premises. Tenant shall, at its own cost and expense, either insure and keep insured all such glass in stock companies authorized to do business in the State of New York, naming the Owner as a party insured thereunder, or may act as a self-insurer for plate glass.

62.  Holdover by Tenant
     ------------------

     Tenant will have no right to remain in possession of all or any part of the Demised Premises after the expiration of the term. If Tenant remains in possession of all or any part of the Demised Premises after the end of said term, with the express or implied consent of Owner: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Owner upon the earlier of thirty (30) days prior written notice or the earliest date permitted by law. In such event, monthly rent (the reasonable value of use and occupancy) will be increased to an amount equal to one-half (l/2) of the sum of the Minimum Annual Rent plus all additional rentals payable during the last year of the term, and any other sums due for additional rent under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition and covenant contained in this Lease. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Owner to collect damages for Tenant's failure to vacate the Demised Premises after the expiration or sooner termination of this Lease. The provisions of this Article shall survive the expiration or sooner termination of this Lease. In the event a renewal lease is executed by all parties within ninety (90)days of the expiration date and all rent has been paid timely, the rent will be adjusted retroactively to the renewal rate.

63. Broker
    ------

     Tenant and Owner covenant, warrant and represent to each other that neither has had any dealings with any real estate broker, agent or finder in consummating the Lease other than Aegis Realty, Equis, and Sholom
     & Zuckerbrot and that no conversation or prior negotiations were had with any individual or entity other than Aegis Realty, Eguis, and Sholom
     & Zuckerbrot concerning the renting of the Demised Premises. In reliance upon such representation, Owner agrees to pay any commission due to Aegis Realty, Eguis, Shalom & Zuckerbrot. The parties agree to hold each other harmless from and against any claims for brokerage commissions arising out of any conversation of negotiations had by The Tenant with any other broker.

64.  Subordination and Attornment
     ----------------------------

     A. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all mortgages and building loan agreements, including without limitation, mortgages and building loan agreements and leasehold mortgages which may now or hereafter affect the Land and/or the Building and/or any of such Leases, whether or not such mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages and/or building loan agreements, and to all renewals, modifications, replacements, assignments, and extensions of such Leases, building loan agreements, mortgages and spreaders and consolidations of such mortgages. This Article shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly, at its sole cost and expense, execute and deliver any instrument in recordable form that Owner, the lessor of any such Lease or the holder of any such mortgage or any of their respective assigns or successors in interest may reasonably request to evidence such subordination and the Tenant hereby constitutes and appoints Owner the attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant in the event Tenant fails to execute such instrument within ten (10) days following delivery of written request therefor. The Leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article, are hereinafter sometimes called "Superior Leases" and the mortgages to which this Lease is, at the time referred to, subject and subordinate, are hereinafter called "Superior Mortgages" and the Lessor of a Superior Lease or its successor in interest at the time referred to is sometimes hereinafter called a "Lessor" and the holder of a Superior Mortgage or its successor in interest at the time referred to is sometimes hereinafter called a "Holder". This provision supplements Article 7 of this Lease.

     B. In the event of any act or omission of Owner which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right (l) until it has given written notice of such act or omission to the holder of each Superior Mortgage of record as of the date of the execution of this Lease, or of which Owner has given Tenant written notice, and (2) unless such act or omission shall be one which is not capable of being remedied by Owner or such Holder within a reasonable period of time, until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Holder shall have become entitled under such Superior Mortgage to remedy the same (which reasonable period shall in no event be less than the period to which Owner would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Holder shall, with due diligence give Tenant written notice of its intention to, and commence and continue to, remedy such act or omission. As of the date hereof, the parties entitled to receive notice under this Paragraph 63C are as follows:

          45-18 Court Square LLC and 45-18 Equity, at
          60 Morrow Avenue
          Scarsdale, NY 10583

          In the event of any changes, notification will be given to tenant.

     C. If the fee owner of the building which includes the Demised Premises, or the Holder of a Superior Mortgage, shall succeed to the rights of Owner under this Lease, whether through possession or foreclosure action or through termination for any reason of the leasehold estate covering the building which includes the Demised Premises or by delivery of a new lease or deed, then, at the request of such party so succeeding to Owner's rights (herein sometimes called "Successor Owner") and upon such a Successor Owner's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Owner as Tenant's Landlord under this Lease. The foregoing provisions shall inure to the benefit of any such Successor Owner, and shall be self-operative upon any such demand, without requiring any further instrument to give effect to said provisions. Tenant, however, upon demand of any such Successor Owner, agrees to execute, from time to time, an instrument in confirmation of such attornment which is satisfactory to such Successor Landlord. Upon such attornment, this Lease shall continue in full force and effect for the remainder of the term originally demised under this Lease, as or as if it were a direct lease between the Successor Owner and Tenant upon all of the terms, covenants, conditions, agreements and provisions, as are set forth in this Lease, except that the Successor Owner shall not:

          1) be subject to any offset not expressly provided for in this Lease.

          2) be bound by any previous modification of this Lease not expressly provided for in this Lease, or by any previous pre-payment of more than one month's rent, unless such modification or prepayment shall have been expressly approved in writing by the Successor Owner through or by reason of which the Successor Landlord shall have succeeded to the rights of Owner under this lease.

     D. Owner covenants and represents that it knows of no outstanding lawsuits, claims or judgments affecting or limiting Owner's right or authority to perform under this lease.

65.  Left Blank Intentionally
     ------------------------

66.  Modification - Financing
     ------------------------

     If, in connection with Owner's obtaining financing for the Real Property or any portion thereof, a bank, insurance company or other lending institution shall request reasonable modifications of this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created or otherwise and adversely affect Tenant's rights hereunder.

67.  Conditional Limitation
     ----------------------

     In the event that in any twelve (12) month period (A)a nonmonetary default of the kind set forth in Article 17(l) shall have occurred or (B) Tenant shall have defaulted in the prompt payment of Minimum Annual Rent or Additional Rent, or any part of either, and Owner shall have commenced a summary proceeding to dispossess Tenant in each such instance, then, notwithstanding that such defaults may have been cured at any time after the commencement of such summary proceeding, any two (2) further defaults by Tenant within the ensuing twenty-four (24) month period shall be deemed to be a violation of a substantial obligation of this Lease by Tenant and Owner may serve a written three (3) days, notice of cancellation of this Lease upon Tenant and, upon the expiration of said three (3) days, this Lease and the term shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term and Tenant shall then quit and surrender the Demised Premises to Owner, but Tenant shall remain liable as elsewhere provided in this Lease. Tenant's payment of Minimum Annual Rent and/or Additional Rent shall be considered "prompt" if received by Owner within ten (10) days of the date that same is due.

68.  Bankruptcy
     ----------

     Without limiting any of the provisions of Article 16, 17 or 18 hereof, if pursuant to the Bankruptcy Code of 1978 and the Bankruptcy Code of 1986, as the same may be amended, Tenant is permitted to assign this Lease in disregard of the restrictions contained in Article 11 or any other provision of this Lease. Tenant agrees that adequate assurance of future performance by the assignee permitted under such Code shall mean deposit of cash security with Owner in an amount equal to the sum of one year's Minimum Base Rent then reserved hereunder plus an amount equal to all additional rent payable under the provisions of this Lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Owner, without interest, for the balance of the term of this Lease as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed. If Tenant receives or is to receive any valuable consideration for such an assignment of this Lease, such consideration, after deducting therefrom (A) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (B) any portion cf such consideration reasonably designated by the assignee as paid for the purchase of Tenant's property in the demised premises, shall be and become the sole and exclusive property cf Owner and shall be paid over to Owner directly by such assignee. In addition, adequate assurance shall mean that any such assignee of this Lease shall have a net worth, exclusive of good will, equal to at least fifteen
     (15) times the aggregate of the Minimum Annual Rent reserved hereunder plus all additional rent for the preceding calendar year as aforesaid.

69.  Hazardous Materials
     -------------------
A. For purposes of this Lease, "hazardous materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation, substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. #9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. #1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. #6901-6987; or any other similar laws (collectively, "hazardous materials laws").

B. Tenant will not cause or permit the storage, use, generation, or disposition of any hazardous materials in, on, or about the demised premises or the Building by Tenant, its agents, employees or contractors. Tenant will not permit the Demised Premises to be used or operated in a manner that may cause the Demised Premises or the Building to be contaminated by any hazardous materials in violation of any hazardous materials laws. Tenant will immediately advise Owner in writing of (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any hazardous materials laws relating to any hazardous materials affecting the Demised Premises; and (2) all claims made or threatened by any third party against Tenant, Owner, or the Demised Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any hazardous materials on or about the Demised Premises. Without Owner's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any hazardous materials in, on or about the Demised Premises.

C. Tenant will be solely responsible for and will defend, indemnify and hold Owner, its agents and employees, harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article, including, but not limited to, the removal, cleanup and restoration work and materials necessary to return the Demised Premises and any other property of whatever nature located on the Building to their condition existing prior to the appearance of Tenant's hazardous materials on the Demised Premises. Tenant's obligations under this Article will survive the expiration or other termination of this Lease.

70.  Left Blank Intentionally
     ------------------------

71.  Occupancy Prior to Commencement Date
     ------------------------------------

     In the event that Owner permits Tenant to occupy the Demised Premises prior to the commencement date, such occupancy shall be upon all of the terms and conditions contained in this Lease except that Tenant shall pay a pro-rated rent for the period to the commencement date and shall be responsible for all other charges provided for under the Lease.

72.  Waste Removal, Etc.
     ------------------

     Tenant shall, at its own cost and expense, promptly dispose of all garbage, ashes and waste arising from the conduct of its business in the Demised Premises at such times and in such manner so as to avoid any obnoxious or offensive smells or odors therefrom or otherwise materially interfering with the comfort and quiet enjoyment of the other occupants of the building. Tenant further covenants and agrees, at the Tenant's own cost and expense, to keep the drain waste and connections with mains free from obstruction to the reasonable satisfaction of the Landlord, its agents and all authorities having jurisdiction thereof. Tenant further covenants and agrees that Tenant will, at Tenant's own cost and expense, keep and maintain the interior in good order and repair. (See paragraph 45(i) of Rider).

73. Irrespective of the place of execution or performance, this agreement shall be governed by and construed in accordance with the laws of the State of New York. This agreement shall be construed without regard to any presumption or other rules requiring construction against the party causing this agreement to be drafted. If any words or phrases in this agreement shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this agreement shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this agreement and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. All terms and words used in this agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender, as the context may require.

74.  Left Blank Intentionally
     ------------------------

75.  Notice of Owner's Default
     -------------------------

     In the event of any alleged default in the obligation of Owner under this Lease, Tenant will deliver to Owner written notice listing the reasons for Owner's default and Owner will have thirty (30) days following receipt of such notice to cure such alleged default or, in the event that the alleged default cannot reasonably be cured within a thirty (30) day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Owner wil1 be sent to any holder of a mortgage or other superior lien on the Building or this Lease of which Tenant has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

76.  Modifications Requested by Mortgagee
     ------------------------------------

     If any actual or prospective holder of a fee or mortgage interest in the Building, the improvements thereon, the land thereunder or any leasehold interest in either, requires the modification of this Lease in such manner as does not materially lessen Tenant's rights or increase its obligations hereunder, Tenant shall not withhold or delay its consent to such modification and shall execute and deliver such confirming documents therefor as such holder requires.

77.  Conflict Between Rider and Printed Lease
     ----------------------------------------

     If and to the extent that any of the provisions of any Rider to this Lease conflict or are otherwise inconsistent with any of the printed provisions of this Lease, whether or not such inconsistency is expressly noted in the Rider, the provisions of the Rider shall prevail. The description of a particular right or remedy of Owner shall not be deemed exclusive or otherwise limit, waive or impair Owner's resort to any or all other rights and remedies available. The terms "Owner" and "Landlord" whenever used in this Lease shall have the same meaning. The meaning and effect of this Lease shall not be determined subject to any presumption against Owner as drafter. The doctrine of "ejusdem generis" shall not be applied to limit a general description to the same class or category of things or matters contained in the list (or specific description) which the general description follows or otherwise relates to. If a word or phrase contained in a prior draft of this Lease was deleted intentionally, the meaning and effect of this Lease shall be determined as if the language stricken had not been included in any prior draft.

78.  Rider Governs
     -------------

     If any provision contained in this Rider is inconsistent or in conflict with any printed provision of this Lease, the provision contained in this Rider shall supersede said printed provision and shall be paramount and superior.

79.  Partial Invalidity/Joint Liability
     ----------------------------------

     If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provisions to persons or circumstances other than those to which it is held void, unenforceable or invalid shall be valid and enforced to the fullest extent permitted by law. If there shall be more than one Tenant, they shall all be bound, jointly and severally, by the terms, covenants and conditions of this Lease.

80.  Indemnity: Supplementing Article 8 of the printed form of this lease.
     ---------

     A.   Tenant agrees to indemnify and save harmless Owner from and against
          (a) all claims of whatever nature against Owner arising from any negligent or improper act or omission of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors, (b) all claims against Owner arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Demised Premises, and (c) all claims against Owner arising from any accident, injury or damages which result or are claimed to have resulted from an act or omission of Tenant or Tenant's contractors, agents, servants, employees, invitees or visitors. This indemnity shall not apply to the extent that any of the claims described above are caused by the negligent act or omission of Landlord, its contractors, agents, servants or employees. This indemnity and hold harmless agreement shall include indemnity from and against any and all liabilities, fines, suits, demands, costs and expenses (including without limitation, reasonable attorneys' fees) of any kind or nature incurred in or in conjunction with any such claim or proceeding brought thereon, and the defense thereof.

     B. Tenant's indemnity set forth in this Article 80 shall extend and apply to each Superior Lessor and Superior Mortgagee.

81.  Requirements of Law
     -------------------

     Supplementing Article 6 of the printed form of Lease, Tenant's obligation to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards relating to Tenant's manner of use of the Demised Premises shall include, but shall not be limited to, all requirements relating to environmental matters by reason of Tenant's manner of use of the Demised Premises (whether or not such requirement would otherwise be the responsibility of Owner under said laws, orders or regulations) including, but not limited to, the storage, treatment, handling or transportation of hazardous waste.

82.  Restrictions on Tenant's Use
     ----------------------------

     Under no circumstances may the Demised Premises or any portion thereof be used for residential purposes. Tenant understands that any such use shall be a material default under the Lease and, notwithstanding anything herein to the contrary, shall entitle Landlord to immediately send Tenant a notice of cancellation of this Lease. Tenant further understands and acknowledges that the Building is not, has not been and is not intended to be an Interim Multiple Dwelling within the meaning of Section 280 et seq. of the New York Multiple Dwelling Law or any other type of multiple dwelling.

83.  Tax Escalation
     --------------

     The rent payable by Tenant during each lease year shall be adjusted in accordance with this Article:

     A) Definitions: For the purpose of this Article, the following definitions shall apply:

          1. The term "Base Tax Year" shall mean the fiscal year commencing July 1, 1998 and ending June 30, 1999.

               The term "Tax Year" shall mean any year commencing July 1st and ending June 30th which covers any portion of the term of this Lease.

          2.   The term "Percentage" shall mean 6%.

          3.   The term "Building" shall mean the land and building known as:
               45-18 Court Square, Queens, N.Y. a/k/a 45-17 Pearson Street, Queens, N.Y.

          4. The term "Real Estate Taxes" shall mean all taxes levied, assessed or imposed at any time by any governmental authority upon or against the Building and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from the Building to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes upon or against the Building.

     B.   Real Estate Taxes

          1. In the event that the Real Estate Taxes payable during any Tax Year subsequent to the Base Tax Year shall exceed the amount of Real Estate Taxes payable during the Base Tax Year (whether any such excess results from a higher tax rate or an increase in the assessed valuation of the Building, or both), Tenant shall pay to Landlord, as additional rent for such subsequent Tax Year, an amount equal to The Percentage of the excess. After receipt of the tax bills which indicate that Real Estate Taxes payable for any subsequent Tax Year will exceed the Real Estate Taxes for the Base Year, Landlord shall furnish to Tenant a statement of the additional rent payable under this subdivision (B).

               The percentage is defined as Tenant's portion of space in building, specifically, 6%.

          such statement shall set forth the Real Estate Taxes payable for such subsequent Tax Year and shall show an amount equal to The Percentage of the said excess, which amount shall be due from Tenant to Landlord, as additional rent, within ten (10) business days after receipt of the aforesaid statement; copies of the tax bills of the City of New York shall be sufficient evidence of the amount due under this Article, upon request.

     2. The amount of Real Estate Taxes actually payable by Landlord during the Base Tax Year shall be used in the computation of the amount of additional rent payable under this subdivision, (B) until the amount of the Real Estate Taxes payable during the Base Tax Year be reduced by final determination of legal proceedings, settlement or otherwise. In the event of such reduction, the reduced amount of such taxes shall thereafter determine the amount of additional rent payable by Tenant pursuant to this subdivision (B), the additional rent theretofore paid or payable hereunder shall be recomputed on the basis of such reduction.

     3. If Landlord shall receive a refund of any portion of the Real Estate Taxes payable during any Tax Year after the Base Tax Year, based upon which Tenant shall have paid additional rent as provided in this subdivision (B), then as a result of such a reduction of said Real Estate Taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall, within ten (10) business days after receiving the refund, pay to Tenant the Percentage of the refund, less the percentage of reasonable expenses (including but not limited to attorneys' and appraisers' fees) incurred in connection with any such application or proceeding.

C. In no event shall the annual fixed rent under the Lease (exclusive of the additional rents under this Article) be reduced.

D. All of the additional rent payments required under this Article shall be appropriately prorated for any partial Tax Year occurring during the first and last years of the term of this Lease. Landlord's failure to prepare and deliver any of the foregoing tax bills, statements or bills of Landlord's failure to make a demand, shall not in any way waive or cause the Landlord to forfeit or surrender its rights to collect the additional rent required to be paid under this Article.

     E. In the event of a default by Tenant of any of the terms, covenants and conditions of the Lease on the part of Tenant to be performed, Landlord shall terminate the Lease as a result thereof, Landlord shall have any and all of the rights and remedies available to Landlord under the provisions of the Lease or otherwise with regard to the collection of the additional rent required to be paid by Tenant under the terms of this Article "83".

84.  A.   "Operating Expenses" shall consist of expenses that are directly
          --------------------
          attributable to the operation, maintenance, management and repair of the Real Property. Tenant shall pay 6% of the increase in Operating Expenses ("Expense Increase") incurred in connection with the Real Property over the base year of the calendar year 1998 as and for additional rent.

     B.   Operating Expenses shall exclude:

          a.   Capital Improvements.

          b. The cost of any repair made by the Landlord because of the total or partial destruction of the Real Property or the condemnation of a portion of the Real Property.

          C. Any costs which are reimbursed by insurance proceeds or any other source.

          d. Expenses of Landlord in curing its defaults or performing work expressly provided for in the Lease to be borne at Landlord's expense (including work for other tenant(s) in the Real Property).

          e. The cost of marketing and leasing the Real Property, including leasing commissions, advertising and other marketing costs, and related legal, accounting and other professional services; costs to prepare space for occupancy by any tenants of the Real Property and for renovating, repainting, decorating, redecorating, planning, designing space for any tenants (including Tenant) and the cost of any credits, allowances, or other payments or rent waivers or concessions granted to any tenant (including Tenant).

          f. Landlord's cost of electricity and other services sold to tenants, including retail tenants and the parking garage operator, if any, which services are not standard for the Premises, or are not available to Tenant without the necessity of paying a separate additional charge.

          g. Costs incurred by Landlord in exercising remedies against tenants of the Real Property who violate terms of their leases.

          h. Sums paid by Landlord for any indemnity, damages, fines, late charges, penalties or interest for late payment, or to correct violations of building codes or other laws or regulations relative to the Real Property which are not Tenant's obligation under the Lease.

          i. Any costs incurred to remedy defects in the structure or systems of the building located on the Real Property which are not Tenant's obligations under the Lease.

          j. Costs incurred to investigate and respond to hazardous materials contamination, exposure or release (including hazardous substances in the ground water or soil, provided the hazardous material was not stored, used or disposed of by Tenant in violation of law).

          k. Any employee salaries and other compensation and/or health benefits or other such benefits for the personnel of Landlord above the level of building manager.

          l. Costs of goods or services furnished by entities affiliated with Landlord to the extent that such costs exceed the cost that would have been incurred in an arm's length transaction with an unrelated party.

          m. Costs of Landlord's general overhead and general administrative expenses (individual, partnership or corporate, as the case may be), which costs would not be chargeable to operating expenses of the Real Property under generally accepted accounting principles consistently applied.

          n. Payments of principal, interest, ground rent or any other financing or refinancing costs on any mortgages, deeds of trust, ground leases or other encumbrances, whether secured or unsecured on the Real Property, including any equipment, fixtures or improvements therein, or any penalties or late charges relating thereto.

          o. Depreciation and amortization of the building or any fixtures or improvements located on the Real Property; and

     C. Upon request, Landlord will provide accountant's breakdown of operating costs compared against Base Year for any year in which an additional charge is billed to Tenant.

     D. Any additional rent charged may be used as an estimate for the next year's billings and will be paid by Tenant in twelve (12) equal installments together with all other rent charges. Any adjustments will be made based upon the following year's actual costs.

     E. If Tenant disputes figures provided by Landlord's accountant, Tenant, at Tenant's sole cost, upon reasonable notice, may review the books and records within thirty (30) days receipt of accountants' certification of costs. All reviews shall take place at Landlord's place of business during normal working hours. The books and records shall be kept in accord with generally accepted accounting principles consistently applied.

          In no event shall any rent adjustment hereunder result in a decrease in the fixed/minimum annual rent.

85.  ICIP Abatement
     --------------

     The Landlord and Tenant agree to cooperate in an application for ICIP Abatement of Taxes.

86.  Capital Improvements
     --------------------

     In the event any new law, rule, ordinance or regulation takes effect after the date hereof and requires the Landlord to do any work of a capital nature in the Demise Premises and/or the building, the Tenant shall pay, in equal monthly installments over the remainder of the lease term to the Landlord, 1/6th of the cost multiplied by the remaining months under the Lease divided by one hundred twenty (120). The monthly payments shall commence within thirty (30) days after written demand together with a copy of the applicable invoice as for additional rent.

87.  Notices
     -------

     Supplementing the terms of Article 27 hereof, a copy of any notice by Tenant to Owner shall be sent to:

                          Et-Al Management Corp.
                          60 Morrow Avenue
                          Scarsdale, New York 10583
     and to:
                          Seymour Hurwitz, Esq.
                          36 West 44th Street
                          New York, New York 10036

     and a copy of any notice by Owner to Tenant shall also be sent to:
                          Coaxicom, Inc. (dba Community Telephone)
                          48-18 Court Square
                          Long Island City, N.Y. 11101

88.  Lease Not Binding Unless Executed and Delivered
     -----------------------------------------------

     This lease shall not bind Owner unless and until it has been (i) signed and delivered by Tenant; (ii) received and accepted by Owner; and (iii) then countersigned and redelivered by Owner to Tenant. The execution and delivery of this Lease by Tenant shall constitute its irrevocable offer to enter into this Lease. The Owner warrants and represents, upon which warranty and representation that he understands that the Tenant shall rely in the execution of this Lease, that Owner has the full right and lawful authority to execute this Lease for the term thereof.

     At Tenant's option, lease shall not be binding and all deposits and all advance payments will be returned to Tenant if space is not ready for occupancy by August 1 due to Landlord's unexcusable delay. Landlord agrees to make best efforts to provide space as soon as possible.

89.  Tenant's Federal Tax I.D. Number
     ---------------------------------

     Tenant states that its Federal Tax Identification Number (the "Number") is 11-331-0798. From time to time, upon Owner's request, Tenant shall confirm in writing that the Number provided by Tenant is correct and, if it is missing or incorrect, what the correct number is. Tenant shall indemnify Owner from and against any and all liability for any claim, fine, penalty, cost or expense (including attorneys' fees) paid, suffered or incurred by reason of Tenant's failure to Comply with this Article.

90.  Miscellaneous
     -------------

     A.   No Offer.

          This Lease is offered to signature by Tenant and it is understood that this Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

     B.   Signatories.

          If more than one person executes this Lease as Tenant, each of them understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and that the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy and/or this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     C.   Authority.

          If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant a hereby represents and warrants that Tenant is a duly formed and validly existing entity qualified to do a business in the State of New York and that Tenant has full right and authority to execute and deliver this a Lease and that each person signing on behalf of Tenant is authorized to do so.

     D.   Merger.

          This Lease represents the entire understanding of the parties hereto and all prior understandings or agreements between the parties are merged in this agreement.

     E.   Pornographic Uses Prohibited.

          Tenant agrees that the value of the Demised Premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment or for certain other purposes. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises and shall not permit or conduct any obscene, nude or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called "rubber goods shop", or as a sex club of any sort, or as a "massage parlor", nor shall the Demised Premises be used for erotic dancing, a night club or for the preparation or serving of food or beverages. Tenant further agrees that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if, at any time, Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease and objectionable conduct. "Pornographic material" is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects or instruments that are primarily concerned with lewd or prurient sexual activity.

91.  Left Intentionally Blank.

92.  Rent Commencement. The sooner of January 1, 1999 or upon substantial
     -----------------
     completion of Tenant's installation. See Paragraph 40.

93.  Left Intentionally Blank.

94.  Left Intentionally Blank.

95.  Left Intentionally Blank.

96.  Building Services. building shall be operated with all services and common
     -----------------
     area maintenance as normally provided for similar office buildings in the area during normal business hours (including HVAC, janitorial services, electric current, etc.). Tenant shall have 24-hours access seven (7) days a week except for freight elevator as indicated hereinabove. Building is managed by Landlord.

97.  Left Intentionally Blank.

98. Landlord covenants and agrees to reasonably maintain the building in a neat, orderly, safe, and sanitary manner, including but not limited to, cleaning and maintaining the common areas and exterior of the building, bag and remove all garbage, snow and ice removal, pest and rodent extermination for common areas.

99. Landlord has installed a central security system in the building with electronic card entry. Landlord shall provide sufficient entry cards to Tenant and Tenant's employees, not to exceed 10, at no charge to Tenant. Additional cards can be purchased by Tenant at ten (10%)percent above Landlord's cost. Landlord shall also provide to Tenant, upon Tenant's request, security printouts and videotape, if any, at no charge to Tenant-- not to exceed three (3)times per year.

100. Landlord represents to the best of its knowledge that the Building currently complies with the American Disabilities Act of 1990, and any amendments or regulations promulgated thereunder or any related or similar law (the "ADA"), and that throughout the term of this Lease Landlord shall make any and all necessary repairs and alterations to the Building, including the Demised Premises, required to comply with the ADA.

101. Left Blank Intentionally.

102 By executing this lease, Owner represents that as of the date hereof, it has the resources to fulfill its obligations hereunder.

103 By executed this lease, Tenant represents that as of the date hereof, it has the resources to full its obligations hereunder.

104. With the signing of the lease, Tenant shall pay first month's rent in the amount of $11,759.83 and two month's security in the amount of $23,519.66 as agreed.

105. Landlord will furnish additional security at each entry door to Tenant's space in the form of card swipe or keypad systems, the cost of which to be shared equally by Landlord and Tenant.

     a. Landlord agreed to give his "Best effort" to have a security guard in place by 3/1/99. The landlord also agreed to position security cameras at the front and rear entrance of the building (within a relative time after lease commencement.)

106. The walls for the new offices will be gypsum board to slab for improved acoustical privacy.

WITNESSES:                             OWNER: 45-18 COURT SQUARE, LLC

                                            /s/
_____________________________          BY: --------------------------


                                           TENANT:  COAXICOM, INC.
                                           (dba COMMUNITY TELEPHONE)

 /s/                                        /s/
_____________________________          BY: --------------------------

RIDER TO LEASES BETWEEN 45-18 COURT SQUARE ASSOC., LANDLORD AND COAXICOM, INC. (DBA COMMUNITY TELEPHONE), AS TENANTS TO BE ATTACHED TO LEASES FOR OFFICE 502 AND OFFICE 403.

It is hereby agreed that Paragraph 101 is deleted from both leases dated May 27, 1998 and March 27, 1997 for offices located at 45-18 Court Square, Long Island City.





45-18 COURT SQUARE, LLC

     /s/
BY: -------------------------
          LANDLORD


COAXICOM, INC.
DBA COMMUNITY TELEPHONE

     /s/
BY: -------------------------
           TENANT





                                       2